As filed with the Securities and Exchange Commission on January 4, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21715

NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

Neuberger Berman
Alternative Funds

Institutional Class Shares
Class A Shares
Class C Shares

Risk Balanced Commodity Strategy Fund

Annual Report

October 31, 2012

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	8
CONSOLIDATED SCHEDULE OF INVESTMENTS	10
CONSOLIDATED FINANCIAL STATEMENTS	13
CONSOLIDATED FINANCIAL HIGHLIGHTS/ PER SHARE DATA	27
Report of Independent Registered Public Accounting Firm	30
Directory	31
Trustees and Officers	32
Proxy Voting Policies and Procedures	40
Quarterly Portfolio Schedule	40
Board Consideration of the Management and Sub-Advisory Agreements	41

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you the first annual shareholder report for Neuberger Berman Risk Balanced Commodity Strategy Fund, which was launched on August 27, 2012. The Fund seeks to generate returns that are not highly correlated with other major asset classes and that may improve the overall risk-reward profile of an investment portfolio. As discussed in the commentary that follows, the Fund uses a systematic, risk-based investment process to determine strategic exposures among a number of major commodities. The management team also employs an active strategy to develop short- to medium-term tactical allocations or tilts within the various commodity sectors. We believe the Fund demonstrates our continued interest in providing relevant strategies to our clients to help them achieve their long-term financial objectives.

Overall, commodity markets were volatile during the short period from the Fund's inception on August 27, 2012 through October 31, 2012. Commodities generally moved higher in September, buoyed by the U.S. Federal Reserve's and the European Central Bank's aggressive actions to stimulate economic growth. The market then experienced a setback in October, as investor sentiment weakened given continued signs of moderating global growth.

Looking ahead, we have a generally positive long-term outlook for the commodity markets. This view is driven by current accommodative monetary policy and our expectations for future inflationary pressures, both of which could be supportive of higher commodity prices. In addition, we are encouraged by the fundamental backdrop in the commodities markets. That being said, there could be periods of increased volatility in the financial markets given a number of unresolved macro issues, including the fast approaching fiscal cliff and its potential impact on the economy.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Risk Balanced Commodity Strategy Fund Commentary (Unaudited)

We are pleased to provide the first annual report for Neuberger Berman Risk Balanced Commodity Strategy Fund, which was launched on August 27, 2012. The Fund seeks to provide investors with returns that are not highly correlated with other major asset classes and that may improve the overall risk-reward profile of an investment portfolio through a diversified commodities portfolio that employs both a core strategy and active strategy. The core strategy uses a systematic, risk-based investment process to determine strategic exposures among six major commodity sectors: agriculture, industrial metals, energy, softs (e.g., coffee, cotton, sugar), precious metals and livestock. The Fund uses exchange-traded futures contracts, a type of derivative, to gain exposure to commodities. Our active strategy seeks to enhance the Fund's performance return by developing views on macroeconomics, supply/demand, the pricing relationships among commodities and the shape of the futures curve. In aggregate, these views allow us to develop short- to medium-term tactical tilts for the portfolio.

Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class generated a –1.60% total return from its inception on August 27, 2012 through October 31, 2012, and outperformed its benchmark, the Dow Jones-UBS Commodity Index, which posted a –1.78% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Overall, the commodity markets generated mixed results during the reporting period, rising in September and then declining in October. Industrial and precious metals led the commodity market's gains in September, as investor optimism for a building and manufacturing rebound grew amid central bank stimulus announcements. While agricultural commodities weakened in October, other commodities were relatively flat during the month. September's gains were erased during a sell-off in October, which was primarily driven by signs of slowing global growth, in our view. Against this backdrop, the industrial metals sector posted the weakest results. Energy and precious metals also performed poorly during October.

The Fund's core strategy largely drove its performance during the reporting period, whereas the Active strategy was relatively flat. The core strategy enhanced the Fund's results in September, with the industrial metals and precious metals sectors being the largest contributors to performance. These gains, however, were partially offset by modest declines in the other commodity sectors. In October, the core strategy detracted from performance, with the industrial metals and energy sectors producing the weakest results. Overall during the reporting period, the energy sector was the largest detractor from the Fund's absolute performance, followed by the softs and agricultural sectors. In contrast, the Fund's exposures to the precious metals, industrial metals and livestock sectors modestly contributed to performance.

Overall, our active strategy was slightly negative in September, given our positioning within the energy, softs and precious metals sectors. During October, within the energy our overweight positions in gasoline and crude oil sector detracted from results, whereas our underweight positions in aluminum and zinc within the industrial metals sector added the most value. At the end of the reporting period, the Fund's largest sector weights were in energy, industrial metals and precious metals. The Fund had smaller allocations in the agricultural, livestock and softs sectors.1

Looking ahead, we are cautiously optimistic for the commodity markets. In particular, we feel that current accommodative macroeconomic policies will be supportive of commodities in general. In addition, given rising global deficits, we believe it is a matter of time before we experience inflationary pressures, which could benefit hard assets such as commodities. Fundamentals also appear to us to be supportive for commodity prices, in part due to positive supply/demand characteristics. Risks to this outlook include the U.S. fiscal cliff and its potential impact on the economy in 2013. Should growth moderate or the U.S. fall back into a recession, it would be a headwind for commodities. Nevertheless, this risk is known and acknowledged by fiscal and monetary authorities and we feel a resolution will ultimately be ironed out. If this uncertainty diminishes, we will potentially see market sentiment improve, which could help commodities continue their trend of growth.

Sincerely,

WAI LEE, HAKAN KAYA AND THOMAS SONTAG
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

1	Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in money market mutual funds.

Risk Balanced Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Investments)
Mortgage-Backed Securities	28.3%
Short-Term Investments	71.7
Total	100.0%

PORTFOLIO BY INVESTMENT EXPOSURE TO COMMODITY DERIVATIVES
(as a % of Total Notional Value)
Commodity Futures:
Agriculture	15.7%
Energy	30.2
Industrial Metals	20.4
Livestock	9.0
Precious Metals	19.5
Softs	5.2
Total	100.0%

PERFORMANCE HIGHLIGHTS2
	Inception Date	Cumulative Total Return Ended 10/31/2012 Life of Fund
At NAV
Institutional Class	08/27/2012	–1.60%
Class A	08/27/2012	–1.60%
Class C	08/27/2012	–1.70%
With Sales Charge
Class A		–7.26%
Class C		–2.68%
Index
Dow Jones-UBS Commodity Index1,3		–1.78%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Risk Balanced Commodity Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
Please see "Glossary of Index" on page 7 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in the described index and/or may not invest in all securities included in the described index.

2	The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.
3	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Index (Unaudited)

Dow Jones-UBS Commodity Index:
This is a rolling index composed of futures contracts on 19 physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which are traded on the London Metal Exchange (LME). Weighting is based on liquidity, or the relative amount of trading activity of a particular commodity; dollar-adjusted production data are secondary. All data used are averaged over a five-year period. The DJ-UBSCI is calculated on an excess return basis, reflecting only the return of its underlying commodity price movements. A total return index reflects the return on a fully collateralized investment of the index.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the period ended October 31, 2012 (as indicated) and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/12 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 8/27/12	Ending Account Value 10/31/12	Expenses Paid During the Period(1) 8/27/12 - 10/31/12	Expense Ratio	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During the Period(3) 5/1/12 - 10/31/12	Expense Ratio
Neuberger Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$984.00	$1.97	1.10%	$1,000.00	$1,019.61	$5.58	1.10%
Class A	$1,000.00	$984.00	$2.61	1.46%	$1,000.00	$1,017.80	$7.41	1.46%
Class C	$1,000.00	$982.00	$4.02	2.21%	$1,000.00	$1,014.03	$11.19	2.21%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, including expenses of the Fund's subsidiary (See Note A-1 of Notes to Consolidated Financial Statements) multiplied by the average account value over the period, multiplied by 66/366 (to reflect the period shown of August 27, 2012 (Commencement of Operations) to October 31, 2012).

(2)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.
(3)
For each class, expenses are equal to the annualized expense ratio for the class, including expenses of the Fund's subsidiary (See Note A-1 of Notes to Consolidated Financial Statements) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund

PRINCIPAL AMOUNT		VALUE†

Mortgage-Backed Securities (26.1%)

Fannie Mae (10.6%)
$250,000	Fannie Mae, Notes, 3.63%, due 2/12/13	$252,414
300,000	Fannie Mae, Notes, 0.75%, due 2/26/13	300,565
		552,979
Freddie Mac (15.5%)
250,000	Federal Home Loan Banks, Bonds, 0.38%, due 1/29/13	250,131
300,000	Federal Home Loan Banks, Bonds, 3.38%, due 2/27/13	303,105
250,000	Freddie Mac, Notes, 4.13%, due 12/21/12	251,365
		804,601
	Total Mortgage-Backed Securities (Cost $1,357,552)	1,357,580

Short-Term Investments (66.0%)

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government(a) (51.9%)
425,000	U.S. Treasury Bills, Disc. Notes, 0.02%, due 11/23/12	424,979
500,000	U.S. Treasury Bills, Disc. Notes, 0.03%, due 11/29/12	499,967
425,000	U.S. Treasury Bills, Disc. Notes, 0.03%, due 12/6/12	424,961
425,000	U.S. Treasury Bills, Disc. Notes, 0.08%, due 2/7/13	424,870
500,000	U.S. Treasury Bills, Disc. Notes, 0.08%, due 2/14/13	499,832
425,000	U.S. Treasury Bills, Disc. Notes, 0.08%, due 2/21/13	424,845

	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $2,699,397)	2,699,454

NUMBER OF SHARES

Money Market Fund (14.1%)
734,460	State Street Institutional Government Money Market Fund Institutional Class (Cost $734,460)	734,460	ØØ††
	Total Short-Term Investments (Cost $3,433,857)	3,433,914
	Total Investments (92.1%) (Cost $4,791,409)	4,791,494	##
	Cash, receivables and other assets, less liabilities (7.9%)	410,236	±
	Total Net Assets (100.0%)	$5,201,730

See Notes to Schedule of Investments	10

Notes to Consolidated Schedule of Investments

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 – quoted prices in active markets for identical investments
● Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
● Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Mortgage-Backed Securities. Inputs used to value mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

The value of commodity futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in State Street Institutional Government Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value.

See Notes to Financial Statements	11

Notes to Consolidated Schedule of Investments (cont'd)

Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2012:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities^	$—	$1,357,580	$—	$1,357,580
Short-Term Investments^	—	3,433,914	—	3,433,914
Total Investments	$—	$4,791,494	$—	$4,791,494

^	The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.
The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2012:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Futures Contracts	$(35,576)	$—	$—	$(35,576)

##
At October 31, 2012, the cost of investments for U.S. federal income tax purposes was $4,791,409. Gross unrealized appreciation of investments was $109,170 and gross unrealized depreciation of investments was $109,085, resulting in net unrealized appreciation of $85 based on cost for U.S. federal income tax purposes

ØØ	All or a portion of this security is segregated in connection with obligations for commodity futures contracts.
††
A portion of this security is held by Neuberger Berman Cayman Commodity Fund I Ltd., (the "Subsidiary") a wholly-owned subsidiary of the Fund. See Note A-1 of the Notes to Consolidated Financial Statements.

±	See Note A-12 in the Notes to Consolidated Financial Statements for the Fund's or Subsidiary's open positions in derivatives at October 31, 2012.
(a)	Interest rate represents discount rate at time of purchase, not a coupon rate.

See Notes to Financial Statements	12

Consolidated Statement of Asset and Liabilities*

Neuberger Berman Alternative Funds
RISK BALANCED COMMODITY STRATEGY FUND
October 31, 2012
Assets
Investments in securities, at value** (Note A)—see Schedule of Investments:
Unaffiliated issuers	$4,791,494
Cash	100,000
Deposits with brokers for futures contracts (Note A-12)	298,141
Dividends and interest receivable	8,214
Receivable for Fund shares sold	57,521
Receivable for variation margin (Note A-12)	21,859
Receivable from Management—net (Note B)	97,578
Prepaid expenses and other assets	48,776
Total Assets	5,423,583
Liabilities
Payable to investment manager (Note B)	3,111
Payable for organization costs	83,813
Accrued expenses and other payables	134,929
Total Liabilities	221,853
Net Assets	$5,201,730
Net Assets consist of:
Paid-in capital	$5,237,996
Undistributed net investment income (loss)	(775)
Net unrealized appreciation (depreciation) in value of investments	(35,491)
Net Assets	$5,201,730
Net Assets
Institutional Class	$4,976,556
Class A	126,924
Class C	98,250

See Notes to Financial Statements	13

Consolidated Statement of Asset and Liabilities* (cont'd)

Neuberger Berman Alternative Funds (cont'd)
RISK BALANCED COMMODITY STRATEGY FUND
October 31, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	505,509
Class A	12,901
Class C	10,000
Net Asset Value, offering and redemption price per share
Institutional Class	$9.84
Net Asset Value and redemption price per share
Class A	$9.84
Offering Price per share
Class A‡	$10.44
Net Asset Value and offering price per share
Class C^	$9.83
**Cost of Investments	$4,791,409

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
*	See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements	14

Consolidated Statement of Operations*

Neuberger Berman Alternative Funds
RISK BALANCED COMMODITY STRATEGY FUND
Period from August 27, 2012 (Commencement of Operations) to October 31, 2012
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$953
Expenses:
Investment management fees (Note B)	6,322
Administration fees (Note B)	542
Administration fees (Note B):
Institutional Class	778
Class A	41
Class C	37
Distribution fees (Note B):
Class A	51
Class C	183
Shareholder servicing agent fees:
Institutional Class	1,627
Class A	1,539
Class C	1,534
Organization expense (Note A-9)	391,555
Subsidiary administration fees (Note B)	8,333
Audit fees	83,500
Custodian fees (Note A)	5,905
Legal fees	18,333
Registration and filing fees	6,094
Shareholder reports	25,500
Trustees' fees and expenses	2,586
Miscellaneous	1,011
Total expenses	555,471
Expenses reimbursed by Management (Note B)	(545,259)
Expenses reduced by custodian fee expense offset arrangement (Note A-14)	(1)
Total net expenses	10,211
Net investment income (loss)	$(9,258)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Commodity futures contracts	(52,003)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	85
Commodity futures contracts	(35,576)
Net gain (loss) on investments	(87,494)
Net increase (decrease) in net assets resulting from operations	$(96,752)

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements	15

Consolidated Statement of Changes in Net Assets*

Neuberger Berman Alternative Funds
RISK BALANCED COMMODITY STRATEGY FUND
Period from August 27, 2012 (Commencement of Operations) to October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(9,258)
Net realized gain (loss) on investments	(52,003)
Change in net unrealized appreciation (depreciation) of investments	(35,491)
Net increase (decrease) in net assets resulting from operations	(96,752)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	5,069,219
Class A	129,263
Class C	100,000
Net increase (decrease) from Fund share transactions	5,298,482
Net Increase (Decrease) in Net Assets	5,201,730
Net Assets:
Beginning of period	—
End of period	$5,201,730
Undistributed net investment income (loss) at end of period	$(775)

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements	16

Notes to Consolidated Financial Statements Risk Balanced Commodity Strategy Fund

Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund is a separate operating series of the Trust and is non-diversified. The Fund had no operations until August 27, 2012, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the Subsidiary with the intent that the Fund will remain the sole shareholder and primary beneficiary of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2012, the value of the Fund's investment in the Subsidiary was as follows:

Commencement Date of Subsidiary	Investment in Subsidiary	Percentage of Net Assets
August 27, 2012	$770,439	14.8%

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2
Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
4
Foreign currency translation: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.

6
Income tax information: It is the intention of the Fund to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. As of October 31, 2012, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its gross income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's gross income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at period end. Such differences may be attributed to one or more of the following: non-deductible Rule 12b-1 fees, and Subsidiary income, gain (loss) and expense adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the period ended October 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(60,486)	$8,483	$52,003

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.
As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$85	$—	$(36,351)	$(36,266)

The difference between book basis and tax basis distributable earnings is primarily due to organizational expenses.
To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
7
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

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9	Organization expenses: Costs incurred by the Fund in connection with its organization, which amounted to $391,555, have been expensed as incurred.
10
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

11
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12
Derivative instruments: During the period ended October 31, 2012, the Fund's use of derivatives was limited to commodity futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Commodity futures contracts: During the period ended October 31, 2012, the Fund entered into commodity futures contracts (through investments in the Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.

At the time the Fund or Subsidiary enters into a commodity futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the commodity futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the commodity futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some commodity futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching commodity futures contracts. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterpary in each transaction. Thus,

19

the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterpary to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

At October 31, 2012, open positions in commodity futures contracts(1) were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
December 2012	4 Aluminum High Grade	Long	$(2,137)
December 2012	4 Lead	Long	8,913
December 2012	1 Nickel	Long	(1,212)
December 2012	4 Zinc	Long	(1,825)
January 2013	2 Platinum	Long	(2,960)
January 2013	2 Cattle Feeder	Long	(1,533)
January 2013	4 Aluminum High Grade	Long	(20,600)
January 2013	3 Lead	Long	(15,300)
January 2013	2 Nickel	Long	(25,116)
January 2013	4 Zinc	Long	(22,700)
February 2013	3 Natural Gas	Long	(5,030)
February 2013	4 Aluminum High Grade	Long	(3,494)
February 2013	4 Lead	Long	4,550
February 2013	2 Nickel	Long	(2,124)
February 2013	3 Light Sweet Crude Oil	Long	(1,790)
February 2013	4 Zinc	Long	1,225
February 2013	2 Gasoline RBOB	Long	(727)
February 2013	4 Gas Oil	Long	2,175
February 2013	3 Gold 100 oz.	Long	(14,490)
February 2013	3 Lean Hogs	Long	5,340
February 2013	2 Heating Oil	Long	1,953
February 2013	4 Live Cattle	Long	570
March 2013	2 Soybean Meal	Long	1,940
March 2013	3 Soybean	Long	400
March 2013	3 Brent Crude Oil	Long	(1,680)
March 2013	3 Copper High Grade	Long	(16,050)
March 2013	4 Sugar 11	Long	(3,192)
March 2013	6 Corn	Long	7,600
March 2013	2 Cotton No. 2	Long	(195)
March 2013	3 Wheat	Long	(1,362)
March 2013	1 Coffee	Long	(6,094)
March 2013	1 Soybean Oil	Long	(726)
March 2013	2 Cocoa	Long	(1,767)

20

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
March 2013	2 Wheat	Long	$1,558
March 2013	2 Silver	Long	(8,200)
December 2012	4 Aluminum High Grade	Short	20,900
December 2012	4 Lead	Short	20,850
December 2012	1 Nickel	Short	12,522
December 2012	4 Zinc	Short	23,200
January 2013	4 Aluminum High Grade	Short	7,725
January 2013	3 Lead	Short	(3,938)
January 2013	2 Nickel	Short	1,932
January 2013	4 Zinc	Short	5,313
Total			$(35,576)

(1)   Commodity futures are held by the Subsidiary. See Note A-1 of the Notes to Financial Statements.

During the period ended October 31, 2012, the average notional value of commodity futures contracts was $5,760,695 for long positions and $(721,238) for short positions.

The notional value of commodity futures contracts at October 31, 2012 was $6,516,921 for long positions and $(1,403,683) for short positions.

At October 31, 2012, the Fund had deposited $298,141 in a segregated account to cover margin requirements on open futures contracts.

At October 31, 2012, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$(35,576)	Receivable/Payable for
Total Value	$(35,576)	variation margin(1)

(1)    "Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2012, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2012, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

21

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the period ended October 31, 2012, was as follows:

Realized Gain (Loss)

	Commodity Risk	Consolidated Statement of Operations Location
Futures Contracts	$(52,003)	Net realized gain (loss) on: commodity
Total Realized Gain (Loss)	$(52,003)	futures contracts

Change in Appreciation (Depreciation)

	Commodity Risk
Futures Contracts	$(35,576)	Change in net unrealized appreciation (depreciation) in value of:
Total Change in Appreciation (Depreciation)	$(35,576)	commodity futures contracts

13    Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14    Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the period ended October 31, 2012, the impact of this arrangement was a reduction of expenses of $1.

15    Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion, less the net asset value of the Subsidiary. Accordingly, for the period ended October 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Management also serves as investment adviser to the Subsidiary. For such investment management services, the Subsidiary pays Management a fee at the annual rate of 0.70% of the first $250 million of the Subsidiary's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion. Accordingly, for the period ended October 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Subsidiary's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a

22

Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement. The Subsidiary also retains Management as its administrator, and State Street as its sub-administrator.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend expense relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the period ended October 31, 2012, these Subsidiary expenses amounted to $111,128.

During the period ended October 31, 2012, there was no reimbursement to Management under this agreement.

At October 31, 2012, contingent liabilities to Management under the contractual expense limitation were as follows:

			Expenses Reimbursed In Fiscal Period Ending, October 31, 2012
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2015
Institutional Class	1.10%	10/31/14	518,969	(2)
Class A	1.46%	10/31/14	13,769	(2)
Class C	2.21%	10/31/14	12,521	(2)

(1)    Expense limitation per annum of the respective class' average daily net assets.

(2)    Period from August 27, 2012 (Commencement of Operations) to October 31, 2012.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund and the Subsidiary, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Management, NBFI and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

23

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the period ended October 31, 2012, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$—	$—	$—	$—
Class C	—	—	—	—

Note C—Securities Transactions:

For the period ended October 31, 2012, all securities transactions were short-term.

Note D—Fund Share Transactions:

Share activity for the period ended October 31, 2012 was as follows:

	Shares Sold	Total
Institutional Class(1)	505,509	505,509
Class A(1)	12,901	12,901
Class C(1)	10,000	10,000

(1)  Period from August 27, 2012 (Commencement of Operations) to October 31, 2012.

Note E—Line of Credit:

At October 31, 2012, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate

24

plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2012. During the period ended October 31, 2012, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

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26

Consolidated Financial Highlights

The following tables include selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00) respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Risk Balanced Commodity Strategy Fund
Institutional Class
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.02)	$(0.14)	$(0.16)	$—	$—	$—
Class A
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—
Class C
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.04)	$(0.13)	$(0.17)	$—	$—	$—

See Notes to Financial Highlights	27

	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Risk Balanced Commodity Strategy Fund
Institutional Class
Period from 8/27/2012^ to 10/31/2012	$9.84	(1.60	%)**	$5.0	25.60	%*‡	1.10	%*‡	(.99	%)*‡	0	%**
Class A
Period from 8/27/2012^ to 10/31/2012	$9.84	(1.60	%)**	$0.1	33.04	%*‡	1.46	%*‡	(1.36	%)*‡	0	%**
Class C
Period from 8/27/2012^ to 10/31/2012	$9.83	(1.70	%)**	$0.1	35.12	%*‡	2.21	%*‡	(2.11	%)*‡	0	%**

28

Notes to Financial Highlights

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
@	Calculated based on the average number of shares outstanding during the fiscal period.
^	The date investment operations commenced.
‡	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.
*	Annualized.
**	Not annualized.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds
and Shareholders of Neuberger Berman Risk Balanced Commodity Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of the Neuberger Berman Risk Balanced Commodity Strategy Fund, one of the series constituting the Neuberger Berman Alternative Funds (the "Fund"), including the consolidated schedule of investments, as of October 31, 2012, the related consolidated statements of operations, changes in net assets, and the financial highlights for the period from August 27, 2012 (commencement of operations) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Neuberger Berman Risk Balanced Commodity Strategy Fund, a series of Neuberger Berman Alternative Funds, as of October 31, 2012, and the consolidated results of its operations, the changes in its net assets, and the financial highlights for the period from August 27, 2012 (commencement of operations) through October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2012

30

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Support Services 800.366.6264

Sub-Adviser
Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services
800.366.6264

For Class A and Class C Shareholders:
Please contact your investment provider

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

31

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBFI. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

33

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee

Jack L. Rivkin (1940)	Trustee since inception; President from inception to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

34

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

35

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, NBG, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

36

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 2008; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)   The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)   Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)   Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*      Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

37

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since inception
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since inception (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

38

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since inception
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since inception
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)    The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)    Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)    Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

39

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

40

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 13, 2011, the Board of Trustees of Neuberger Berman Alternative Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Alternative Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and met with senior representatives of Management regarding personnel, operations and financial conditions of Management and Neuberger Berman Fixed Income LLC ("NBFI"), the Sub-Adviser, as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and NBFI; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the nature, extent and quality of the services provided, the Board considered the experience and staffing of the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board also considered the performance of another account which is managed by the same portfolio manager as the Fund using similar investment objectives, policies and strategies as the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant compliance problems. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from time to time, some of them a result of developments in the broader fund industry or the regulations governing it.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. They considered the extent to which services provided to other accounts managed in a similar style were or were not comparable to those that would be provided to the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered Management's willingness to waive advisory fees to the extent that other entities provide services that overlap with those called for under the Agreement. In addition, the Board considered the contractual limits on the Fund's expenses undertaken by Management for the Fund. The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund, noting that it may be too soon to anticipate all of the economies at the start up phase of a fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels based on the Fund's expected costs.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

M0258 12/12

Neuberger Berman Alternative Funds Institutional Class Shares Class A Shares Class C Shares Absolute Return Multi-Manager Fund

Annual Report October 31, 2012

Contents

PRESIDENT'S LETTER	1

PORTFOLIO COMMENTARY	2

FUND EXPENSE INFORMATION	8

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	10

FINANCIAL STATEMENTS	24

FINANCIAL HIGHLIGHTS/PER SHARE DATA	37

Report of Independent Registered Public Accounting Firm	40

Directory	41

Trustees and Officers	42

Proxy Voting Policies and Procedures	50

Quarterly Portfolio Schedule	50

Notice to Shareholders	50

Board Consideration of the Management and Sub-Advisory Agreements	51

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this shareholder report for the new Neuberger Berman Absolute Return Multi-Manager Fund, which was launched on May 15, 2012. The Fund seeks to achieve long term capital appreciation while preserving capital during broad market drawdowns by investing in a diversified portfolio of assets subadvised by seasoned hedge fund managers across multiple strategies. As an absolute return strategy, we aim for both low volatility and low beta to the broader markets. We pursue these objectives by diversifying across strategies and allocating to several subadvisers that employ relative value strategies or have short books comprised primarily of alpha-generating positions. This approach is intended to enhance the risk-adjusted returns in an asset allocation strategy. The Fund's investable universe includes long/short equity, equity market neutral, event-driven/merger arbitrage, credit long/short, relative value, managed futures, and global macro. While a significant portion of underlying assets are allocated to the U.S., we also allocate to Europe, Asia, and Emerging Markets.

Although markets rallied from the period of the Fund's launch through October 31, 2012, they were often driven by exogenous factors and posed challenges to hedge fund managers as reflected by the HFRX Absolute Return Index, which declined 33 basis points. Increased tensions in the Middle East coupled with the elections in Egypt, Greece and the U.S., and the long-anticipated leadership change in China fueled some of the uncertainty in the market place. Ultimately, though, it was central bank policies in the U.S. and Europe that played the biggest roles in shaping the market, including the European Central Bank's renewed bond purchasing program and the announcement of the Fed's third round of quantitative easing (QE3). In our view, these actions reignited investor confidence as reflected by subsequent equity market rallies, while in the bond markets, the persistency of the low interest rate environment led to a continued thirst for yield, forcing prices higher in more credit-sensitive instruments.

As we approach calendar year end and the global markets await the outcome of the impending fiscal cliff in the U.S. and the resolution of the eurozone debt crisis, we anticipate the upcoming months and quarters will experience policy-driven whipsawing markets. As a result, our subadvisers are conservatively positioned with robust short books and low net exposures. From a strategy perspective, although year-to-date M&A activity is down, we remain bullish on the outlook for increasing M&A activity due to high corporate and private equity cash balances, historically low financing rates, and vibrant credit markets. Accordingly, our portfolio is overweighted to event-driven strategies, including dedicated risk arbitrage. Within credit, we are bullish on bank loans as the spread versus high yield has tightened near record levels. Additionally, we anticipate these instruments will provide a degree of insulation from an uncertain macro environment given their seniority in the capital structure.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

We are pleased to provide the first annual report for Neuberger Berman Absolute Return Multi-Manager Fund, which was launched on May 15, 2012. We seek to achieve long term capital appreciation with an emphasis on total returns while preserving capital during broad market drawdowns by investing in a diversified portfolio of assets subadvised by seasoned hedge fund managers across multiple strategies.

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a flat total return from its inception on May 15, 2012 through October 31, 2012 as gains from stressed and distressed credit and event-driven strategies were offset by losses from long/short equity strategies. During the period, the Fund outperformed its benchmark, the HFRX Absolute Return Index, which posted a –0.33% return. (Performance for all share classes is provided in the table following this letter).

The reporting period was a strong one for risk assets as investors responded positively to aggressive actions taken by the Federal Reserve and European Central Bank to stimulate growth. For the period, the S&P 500 Index returned 6.57% and the Barclays U.S. Aggregate Bond Index returned 2.28%, compared to the –0.33% fall of the HFRX Absolute Return Index. After spiking in the second quarter, volatility trended lower over the third quarter on light trading volumes, which typically characterizes the summer months, and volumes have remained relatively low since. Commodity markets were the one exception as dry weather across the globe, particularly in the U.S., caused sharp spikes in the price of agricultural products.

Despite our subadvisers' conservative positioning, five of the portfolio's seven subadvisors generated positive returns for the period. Stressed and distressed credit was the most material positive contributor for the period. While most sectors were positive within the strategy, broadcasting/media names such as Nexstar Broadcasting, Tribune and Journal Communications, to which the Fund was overweighted due to the U.S. election cycle, were some of the largest drivers of returns. The Fund's stressed and distressed credit subadviser remains skewed to being long on senior secured floating rate debt and short unsecured fixed rate debt given the minimal spread differential between the two instruments and the desire to be hedged against an unexpected rise in interest rates.

Event-driven equity strategies, including merger arbitrage, were the next best performers during the period. Two of the portfolio's three subadvisers within this category were positive for the period, with gains coming from merger arbitrage activity, such as United Technologies' acquisition of Goodrich and Realty Income Corp's acquisition of American Realty Trust, as well as de-consolidation trades, where Tyco was a positive contributor. Merger activity picked up during the reporting period with several large announcements, including Chicago Bridge & Iron buying the Shaw Group, CNOOC's bid for Nexen, and Hertz's purchase of Dollar Thrifty. Our subadvisers continue to believe the deal environment, whether that be in mergers, divestitures, spin-offs or tax-enhancing strategies (e.g., Real Estate Investment Trusts), will accelerate given the near record high cash balances at corporations and private equity funds, as well as the attractive financing environment.

Long/short equity experienced mixed performance across the Fund's three subadvisers in the space, and was negative overall during the period. In general, gains from long positions were offset by losses on the short side. From a sector standpoint, pharmaceuticals was a material contributor due in large part to a core long position receiving accelerated FDA approval for a new drug. Losses on the short side were broad-based and were most pronounced in small-cap names. As the period progressed and single stock correlations declined, the Fund's long/short equity subadvisers began to increase both their gross and net exposures.

As an absolute return vehicle targeting limited sensitivity to broader market movements, the performance of the Fund is not predicated on the direction of the equity or fixed income markets. However, there are certain market environments which make it either more or less challenging for hedge fund strategies to generate attractive absolute levels of return. The last 18–24 months of policy-driven market moves that have resulted in high security level correlation, lower capital markets liquidity, and, consequently, lower gross/net exposures for most hedge funds, have been more challenging for

2

generating strong returns. However, we believe that these adverse conditions are cyclical rather than secular and have created good trading/investment opportunities for hedge fund managers as market activity normalizes. In fact, the last few months have witnessed a notable decline in security level correlation, making stock and bond picking a much more productive activity for our fundamentally driven subadvisers. As such, our subadvisers have found an increasing number of both short and long ideas of late, reflected most concretely in the increased gross exposure of the portfolio from approximately 70% at the end of June to approximately 84% at the end of October. During the period, the Fund's exposure to derivatives, which was relatively small, had a negative impact overall for the portfolio.

Credit long/short continues to be an area we view favorably for multiple reasons. Unabated, strong flows into index-tracking high yield bond mutual funds and exchange-traded funds have created, in our view, a number of attractive relative value opportunities both between non-index and index names as well as between the bank debt and bonds of index constituents. Furthermore, the convergence of spreads between senior secured floating rate bank debt and unsecured, fixed rate bonds has resulted in trading opportunities that we think can benefit from both potential adverse market or company-specific events and expectations of a potential rise in interest rates. As a result, we anticipate maintaining a significant allocation to this space for the remainder of 2012.

As mentioned above, corporate activity has slowly started to pick up after falling off earlier in the year. While acknowledging that macro-driven market volatility is unlikely to remain subdued for long and that global economic uncertainty is not an optimal catalyst for robust capital market activity, we do continue to believe that the coming months could be productive for our event driven managers. The fundamental backdrop of large corporate cash stockpiles and pressures to grow profitability through strategic transactions remain as strong, if not stronger, than earlier in the year. Should the macro picture become clearer, regardless if the result is lower or higher security price levels, the supply of investable situations could, in our opinion, increase substantially.

Sincerely,

Eric Weinstein, Jeff Majit, Fred Ingham, David Kupperman and Ian Haas
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

3

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NABIX
Class A	NABAX
Class C	NABCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
	Long	Short
Common Stocks	49.7%	(16.8)%
Bank Loan Obligations	8.9	—
Corporate Debt Securities	4.3	(1.0)
Purchased Options	0.3	—
Exchange Traded Funds	0.5	(2.7)
Warrants	0.0	—
Cash, receivables and other assets, less liabilities	56.8	—
Total	120.5%	(20.5)%

PERFORMANCE HIGHLIGHTS
	Inception Date	Cumulative Total Return Ended 10/31/2012 Life of Fund
At NAV
Institutional Class	05/15/2012	0.00%
Class A	05/15/2012	–0.10%
Class C	05/15/2012	–0.50%
With Sales Charge
Class A		–5.84%
Class C		–1.50%
Index
HFRX Absolute Return Index1,2		–0.33%
S&P 500 Index1,2		6.57%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

5

Endnotes (Unaudited)

1
Please see "Glossary of Indices" on page 7 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in the described index and/or may not invest in all securities included in the described index.

2	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

6

Glossary of Indices (Unaudited)

HFRX Absolute Return Index:
The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of its optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Fund weights are determined by the optimization process. Constituent funds are selected from an eligible pool of the more than 6,800 funds that report performance to the Hedge Fund Research (HFR) database on a voluntary basis, and rebalanced quarterly. Funds included in the index must meet all of the following criteria: report monthly returns net of all fees; be denominated in USD; be active and accepting new investments; have a minimum 24 months track record; and the Fund's manager must have at least $50 million in assets under management. The index is available daily, with finalized month-end performance available two to three business days after the last business day of the month.

S&P 500 Index:
The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

7

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the period ended October 31, 2012 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period when the Fund was operational. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

8

Expense Information as of 10/31/12 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/15/12	Ending Account Value 10/31/12	Expenses Paid During the Period(1) 5/15/12 - 10/31/12	Expense Ratio	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During the Period(3) 5/1/12 - 10/31/12	Expense Ratio
Neuberger Berman Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,000.00	$13.05	2.81%	$1,000.00	$1,011.01	$14.20	2.81%
Class A	$1,000.00	$999.00	$14.95	3.22%	$1,000.00	$1,008.95	$16.26	3.22%
Class C	$1,000.00	$995.00	$18.25	3.94%	$1,000.00	$1,005.33	$19.86	3.94%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 170/366 (to reflect the period shown of May 15, 2012 (commencement of operations) to October 31, 2012).

(2)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

(3)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

9

Schedule of Investments Absolute Return Multi-Manager Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS
		Country	Industry
1	Medicis Pharmaceutical Corp.	United States	Pharmaceuticals	1.1%
2	Nexen, Inc.	Canada	Oil, Gas & Consumable Fuels	1.1%
3	Kenexa Corp.	United States	Software	1.0%
4	Cooper Industries PLC	United States	Electrical Equipment	0.9%
5	Dollar Thrifty Automotive Group, Inc.	United States	Road & Rail	0.9%
6	PSS World Medical, Inc.	United States	Health Care Providers & Services	0.8%
7	Hudson City Bancorp, Inc.	United States	Thrifts & Mortgage Finance	0.8%
8	Pfizer, Inc.	United States	Pharmaceuticals	0.8%
9	Ryman Hospitality Properties	United States	Hotels, Restaurants & Leisure	0.7%
10	American Realty Capital Trust, Inc.	United States	Real Estate Investment Trusts	0.7%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS
		Country	Industry
1	Realty Income Corp.	United States	Real Estate Investment Trusts	(0.7)%
2	M&T Bank Corp.	United States	Commercial Banks	(0.7)%
3	Eaton Corp.	United States	Machinery	(0.5)%
4	Robbins & Myers, Inc.	United States	Machinery	(0.4)%
5	AMCOL International Corp.	United States	Metals & Mining	(0.3)%
6	The Sherwin-Williams Co.	United States	Chemicals	(0.3)%
7	Expeditors International of Washington, Inc.	United States	Air Freight & Logistics	(0.3)%
8	Healthcare Services Group, Inc.	United States	Commercial Services & Supplies	(0.3)%
9	The Boston Beer Co., Inc.	United States	Beverages	(0.3)%
10	West Pharmaceutical Services, Inc.	United States	Health Care Equipment & Supplies	(0.3)%

	Number of Shares	Value†

Long Positions (63.7%)

Common Stocks (49.7%)

Aerospace & Defense (0.7%)
Ceradyne, Inc.	2,000	$ 69,920
Exelis, Inc.	6,142	67,931
Hexcel Corp.	2,140	54,698	*
Triumph
Group, Inc.	890	58,224
		250,773
Air Freight & Logistics (0.3%)
CH Robinson
Worldwide, Inc.	740	44,644
Forward Air Corp.	1,480	49,388
TNT Express NV	2,000	21,065
		115,097
Automobiles (0.2%)
Harley-Davidson,
Inc.	1,600	74,816

Beverages (0.3%)
Grupo Modelo
SAB de CV
Series C	13,000	114,572

Biotechnology (2.3%)
3SBio, Inc. ADR	500	6,705	*
Achillion
Pharmaceuticals,
Inc.	2,230	21,051	*
Alexion
Pharmaceuticals,
Inc.	1,530	138,282	*
Ariad
Pharmaceuticals,
Inc.	3,080	66,374	*Ø
Biogen Idec, Inc.	440	60,817	*
BioMarin
Pharmaceutical,
Inc.	550	20,372	*
Cubist
Pharmaceuticals,
Inc.	2,430	104,247	*Ø
Devgen	5,000	102,979	*
Incyte Corp. Ltd.	1,040	16,598	*
Neurocrine
Biosciences, Inc.	1,970	14,440	*
Onyx
Pharmaceuticals,
Inc.	1,490	116,756	*
Pharmacyclics, Inc.	820	50,077	*
QLT, Inc.	3,400	25,568	*
Sarepta
Therapeutics, Inc.	270	5,754	*
Synageva
BioPharma Corp.	810	34,247	*Ø
Synta
Pharmaceuticals
Corp.	1,430	11,254	*Ø
YM Biosciences,
Inc.	7,570	11,961	*
		807,482
Building Products (0.1%)
Fortune Brands
Home &
Security, Inc.	1,620	46,073	*

Chemicals (0.9%)
Airgas, Inc.	600	53,382
Calgon Carbon
Corp.	5,340	66,163	*
Spartech Corp.	500	4,280	*
The Mosaic Co.	1,920	100,493	Ø
TPC Group, Inc.	1,000	44,980	*Ø
WR Grace & Co.	753	48,312	*Ø
		317,610

Commercial Banks (0.7%)
First Niagara
Financial
Group, Inc.	2,777	22,994
Investors
Bancorp, Inc.	2,067	37,185
Pacific Capital
Bancorp	3,000	137,730	*
Prosperity
Bancshares, Inc.	1,050	43,953
		241,862
Commercial Services & Supplies (1.6%)
Corrections Corp.
of America	2,955	99,436	±Ø
Garda World
Security Corp.
Class A	8,000	95,880	*
The ADT Corp.	603	25,030	*Ø

See Notes to Schedule of Investments	10

	Number of Shares	Value†
The Geo Group, Inc.	3,375	93,555	Ø
Tyco International Ltd.	6,757	181,561
Waste Connections, Inc.	1,503	49,343	Ø
		544,805
Communications Equipment (1.3%)
Aruba Networks, Inc.	2,010	36,522	*Ø
EchoStar Corp. Class A	73	2,319	*
F5 Networks, Inc.	460	37,941	*
Loral Space & Communications, Inc.	1,500	117,990
Motorola Solutions, Inc.	1,855	95,866
NETGEAR, Inc.	1,240	44,032	*
RADWARE Ltd.	1,380	45,264	*
Riverbed Technology, Inc.	3,369	62,225	*
		442,159
Computers & Peripherals (0.9%)
EMC Corp.	3,580	87,424	*
Intermec, Inc.	32,340	219,265	*
		306,689
Construction & Engineering (1.1%)
EMCOR Group, Inc.	1,520	48,883	Ø
Foster Wheeler AG	1,920	42,758	*
Jacobs Engineering Group, Inc.	2,130	82,197	*
The Shaw Group, Inc.	5,082	222,541	*
		396,379
Diversified Consumer Services (0.3%)
Arbor Memorial Services Class A	500	15,945
Regis Corp.	5,600	93,296
		109,241
Diversified Financial Services (0.3%)
JPMorgan Chase & Co.	2,670	111,286	Ø

Diversified Telecommunication Services (0.6%)
Telenet Group Holding NV	2,000	91,702
TELUS Corp.	1,800	115,759
tw telecom, Inc.	310	7,896	*
		215,357
Electric Utilities (0.2%)
Exelon Corp.	1,547	55,352

Electrical Equipment (1.6%)
AMETEK, Inc.	1,270	45,148	Ø
Capstone Turbine Corp.	54,485	54,485	*
Cooper Industries PLC	5,771	432,479	Ø
Roper Industries, Inc.	410	44,760
		576,872
Electronic Equipment, Instruments & Components (0.3%)
OSI Systems, Inc.	830	65,777	*
Vishay Intertechnology, Inc.	5,210	43,139	*Ø
		108,916
Energy Equipment & Services (0.4%)
Exterran Holdings, Inc.	1,310	26,174	*
Heckmann Corp.	8,910	31,185	*Ø
Oil States International, Inc.	610	44,591	*
Unit Corp.	1,225	49,429	*
		151,379
Food & Staples Retailing (0.7%)
Casey's General Stores, Inc.	890	45,879
Susser Holdings Corp.	2,725	97,937	*Ø
United Natural Foods, Inc.	800	42,592	*
Whole Foods Market, Inc.	450	42,628
		229,036
Food Products (0.6%)
GrainCorp. Ltd. Class A	500	6,368
Ralcorp. Holdings, Inc.	1,029	74,283	*Ø
Rieber & Son AS	6,000	68,669
Smart Balance, Inc.	5,650	67,235	*Ø
		216,555
Health Care Equipment & Supplies (2.5%)
Align Technology, Inc.	1,220	32,428	*
Analogic Corp.	560	41,250
ArthroCare Corp.	1,740	52,339	*
Boston Scientific Corp.	4,170	21,434	*
China Kanghui Holdings, Inc. ADR	1,000	30,600	*
CONMED Corp.	2,510	69,426
Covidien PLC	1,560	85,722
Cyberonics, Inc.	820	37,925	*
Hologic, Inc.	4,127	85,099	*
IDEXX Laboratories, Inc.	270	25,974	*
Intuitive Surgical, Inc.	90	48,800	*
IRIS International, Inc.	500	9,745	*
Sirona Dental Systems, Inc.	750	42,945	*
St. Jude Medical, Inc.	2,135	81,685
Syneron Medical Ltd.	1,590	14,755	*
Teleflex, Inc.	960	65,232
The Cooper Cos., Inc.	940	90,221
Thoratec Corp.	910	32,487	*
		868,067
Health Care Providers & Services (5.6%)
Accretive Health, Inc.	2,237	26,374	*Ø
Air Methods Corp.	1,190	130,460	*Ø
AMERIGROUP Corp.	2,685	245,248	*
AmerisourceBergen Corp.	1,140	44,962
Bangkok Dusit Medical Services PCL Class F	9,000	31,272
Catamaran Corp.	3,020	142,423	*Ø
Centene Corp.	1,260	47,855	*
Coventry Health Care, Inc.	3,619	157,933
DaVita, Inc.	610	68,637	*
Express Scripts Holding Co.	1,540	94,772	*Ø
Hanger, Inc.	1,270	32,194	*
HMS Holdings Corp.	1,630	37,637	*
McKesson Corp.	1,450	135,300	Ø
MEDNAX, Inc.	630	43,457	*
Metropolitan Health Networks, Inc.	5,080	55,524	*Ø
PharMerica Corp.	560	6,843	*Ø
PSS World Medical, Inc.	9,796	280,362	*
Sun Healthcare Group, Inc.	3,000	25,380	*Ø
Sunrise Senior Living, Inc.	12,000	172,680	*Ø
Team Health Holdings, Inc.	1,000	26,610	*
Universal Health Services, Inc. Class B	1,010	41,804
VCA Antech, Inc.	1,450	28,391	*
WellCare Health Plans, Inc.	2,010	95,676	*Ø
		1,971,794

See Notes to Schedule of Investments	11

	Number of Shares	Value†
Health Care Technology (0.2%)
Cerner Corp.	900	$ 68,571	*

Hotels, Restaurants & Leisure (1.1%)
Orient-Express Hotels Ltd. Class A	3,000	35,190	*
Papa John's International, Inc.	770	41,057	*
Ryman Hospitality Properties	6,400	249,664	*Ø
Six Flags Entertainment Corp.	1,020	58,252
		384,163
Household Durables (0.3%)
Blyth, Inc.	3,407	77,816
Sealy Corp.	4,511	10,059	*
SodaStream International Ltd.	260	9,295	*
		97,170
Insurance (1.1%)
Fidelity National Financial, Inc. Class A	2,000	42,820
Flagstone Reinsurance Holdings S.A.	1,000	8,840
Hartford Financial Services Group, Inc.	5,990	130,043
Presidential Life Corp.	9,000	125,820	Ø
SeaBright Holdings, Inc.	8,000	87,760	Ø
		395,283
Internet & Catalog Retail (0.2%)
Groupon, Inc.	9,680	39,882	*
Liberty Ventures Series A	740	42,113	*
		81,995
Internet Software & Services (2.0%)
Akamai Technologies, Inc.	2,340	88,897	*Ø
Ancestry.com, Inc.	2,500	79,000	*
Brightcove, Inc.	3,400	42,908	*
IAC/InterActive Corp.	1,800	87,030
Millennial Media, Inc.	3,020	48,411	*
Monster Worldwide, Inc.	11,593	72,108	*
Responsys, Inc.	4,460	39,872	*
Yahoo!, Inc.	13,777	231,591	*Ø
		689,817
IT Services (0.4%)
MAXIMUS, Inc.	770	42,489	Ø
Total System Services, Inc.	1,950	43,855
Vantiv, Inc. Class A	2,880	58,118	*Ø
		144,462
Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	1,160	41,748	Ø
Fluidigm Corp.	1,320	19,919	*
		61,667
Machinery (1.7%)
Cascade Corp.	200	12,998
Dover Corp.	720	41,918
Navistar International Corp.	121	2,269	*
Oshkosh Corp.	1,900	56,962	*±
Pentair Ltd.	4,182	176,648
Robbins & Myers, Inc.	3,200	189,696
Stanley Black & Decker, Inc.	1,260	87,318	Ø
Wabash National Corp.	2,715	17,131	*Ø
		584,940
Media (1.9%)
Astral Media, Inc. Class A	3,619	148,130
CBS Corp. Class B	1,340	43,416
Comcast Corp. Class A	2,332	84,978	Ø
DreamWorks Animation SKG, Inc. Class A	2,280	46,444	*Ø
Gray Television, Inc.	18,614	39,648	*
Journal Communications, Inc. Class A	2,000	11,220	*
Lions Gate Entertainment Corp.	2,980	49,706	*
Nexstar Broadcasting Group, Inc. Class A	1,929	20,968	*
The Interpublic Group of Cos., Inc.	5,640	56,964	Ø
The McGraw-Hill Cos., Inc.	3,047	168,438
		669,912
Metals & Mining (0.4%)
Cliffs Natural Resources, Inc.	1,500	54,405	±Ø

SunCoke Energy, Inc.	4,947	79,498	*Ø
		133,903
Multiline Retail (0.3%)
Nordstrom, Inc.	1,800	102,186

Multi-Utilities (0.2%)
NiSource, Inc.	2,247	57,231

Oil, Gas & Consumable Fuels (2.4%)
Cameco Corp.	4,020	77,787	Ø
Celtic Exploration Ltd.	2,000	52,225	*
Gulfport Energy Corp.	1,370	45,457	*
Harvest Natural Resources, Inc.	1,323	11,550	*Ø
Kinder Morgan, Inc.	464	16,105
Murphy Oil Corp.	1,200	72,000	±Ø
Nexen, Inc.	16,086	384,455	±Ø
PDC Energy, Inc.	1,380	41,773	*Ø
Progress Energy Resources Corp.	4,000	80,581
QEP Resources, Inc.	1,590	46,110	Ø
		828,043
Personal Products (0.2%)
Elizabeth Arden, Inc.	1,460	68,883	*
Schiff Nutrition International, Inc.	500	16,920	*
		85,803
Pharmaceuticals (4.8%)
Abbott Laboratories	1,660	108,763
Allergan, Inc.	1,160	104,307
China Medical System Holdings Ltd.	45,150	26,041
Elan Corp. PLC ADR	3,740	40,392	*
Hospira, Inc.	2,195	67,365	*
Jazz Pharmaceuticals PLC	930	49,969	*
Medicis Pharmaceutical Corp. Class A	9,316	404,408
Merck & Co., Inc.	1,230	56,125
Mylan, Inc.	3,530	89,450	*
Novartis AG ADR	710	42,927
Perrigo Co.	380	43,704
Pfizer, Inc.	11,036	274,465
Roche Holding AG ADR	1,980	95,080
Salix Pharmaceuticals Ltd.	1,120	43,725	*Ø
Sanofi ADR	1,450	63,582
SHIRE PLC ADR	1,010	85,234

See Notes to Schedule of Investments	12

	Number of Shares	Value†
Sino Biopharmaceutical	67,110	26,757
Taro Pharmaceutical Industries Ltd.	500	23,125	*
ViroPharma, Inc.	920	23,230	*
Warner Chilcott PLC Class A	1,621	18,771
		1,687,420
Professional Services (0.2%)
The Corporate Executive Board Co.	830	37,317
TrueBlue, Inc.	2,760	36,018	*
		73,335
Real Estate Investment Trusts (1.2%)
American Realty Capital Trust, Inc.	21,238	239,352
General Growth Properties, Inc.	1,240	24,378
Mid-America Apartment Communities, Inc.	970	62,769
Rayonier, Inc.	1,860	91,159
		417,658
Real Estate Management & Development (0.1%)
Zillow, Inc. Class A	1,220	45,579	*

Road & Rail (0.9%)
Dollar Thrifty Automotive Group, Inc.	4,100	315,700	*

Semiconductors & Semiconductor Equipment (0.4%)
Cymer, Inc.	600	47,814	*
Entegris, Inc.	5,150	42,281	*
Skyworks Solutions, Inc.	2,370	55,458	*
		145,553
Software (2.5%)
BMC Software, Inc.	3,275	133,292	*
Citrix Systems, Inc.	670	41,413	*
Comverse Technology, Inc. Class W	945	6,228	*
Electronic Arts, Inc.	2,390	29,516	*
Jive Software, Inc.	2,810	31,472	*Ø
Kenexa Corp.	7,500	344,700	*Ø
Mentor Graphics Corp.	4,480	69,530	*
Nuance Communications, Inc.	2,900	64,554	*
Opnet Technologies, Inc.	1,000	42,430
Parametric Technology Corp.	3,840	77,491	*
Synopsys, Inc.	1,480	47,656	*
		888,282
Specialty Retail (0.8%)
Abercrombie & Fitch Co. Class A	207	6,330
American Eagle Outfitters, Inc.	4,025	84,002
Douglas Holding AG	500	24,413
GNC Holdings, Inc. Class A	1,070	41,377	Ø
Office Depot, Inc.	7,747	19,213	*
Select Comfort Corp.	1,410	39,240	*
Urban Outfitters, Inc.	2,170	77,599	*
		292,174

Textiles, Apparel & Luxury Goods (0.7%)
Coach, Inc.	770	43,158
Deckers Outdoor Corp.	1,800	51,534	*Ø
Steven Madden Ltd.	1,110	47,641	*
The Warnaco Group, Inc.	1,119	78,979	*
True Religion Apparel, Inc.	1,547	39,681
		260,993
Thrifts & Mortgage Finance (1.2%)
Hudson City Bancorp., Inc.	32,354	274,524
Oritani Financial Corp.	3,020	46,146	Ø
TFS Financial Corp.	8,175	73,166	*
ViewPoint Financial Group, Inc.	550	11,440
		405,276

Trading Companies & Distributors (0.1%)
MRC Global, Inc.	1,880	45,966	*Ø

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Co., LLC	968	40,356

Wireless Telecommunication Services (0.6%)
MetroPCS Communications, Inc.	9,830	100,365	*
Sprint Nextel Corp.	19,495	108,002	*
		208,367
Total Common Stocks (Cost $17,446,367)		17,483,977

Exchange Traded Funds (0.5%)
PowerShares DB U.S. Dollar Index Bullish Fund (Cost $199,869)	8,825	193,179	*
	Number of Warrants
Warrants (0.0%)

Building Products (0.0%)
Owens Corning (Cost $2,765)	2,126	2,511	*
	Principal Amount
Corporate Debt Securities (4.3%)

Chemicals (0.4%)
Montell Finance Co. BV, 8.10%, due 3/15/27	$ 50,000	67,000	ñ
MPM Escrow LLC, 8.88%, due 10/15/20	75,000	73,500	ñ
		140,500
Communications Equipment (0.6%)
Nortel Networks Ltd., 5.34%, due 7/15/11	200,000	210,000	≠

Diversified Financial Services (0.8%)
Lehman Brothers Holdings, Inc., 6.88%, due 5/2/18	1,000,000	230,000	≠
TransUnion Holding Co., Inc., 8.13%, due 6/15/18	54,000	54,270	cñ
		284,270
Media (0.5%)
DISH DBS Corp., 5.88%, due 7/15/22	40,000	42,000
Lamar Media Corp., 5.00%, due 5/1/23	27,000	27,000	ñ
Nexstar Broadcasting, Inc., 6.88%, due 11/15/20	107,000	107,268	ñ
		176,268

See Notes to Schedule of Investments	13

	Principal Amount	Value†
Metals & Mining (0.1%)
Edgen Murray Corp., 8.75%, due 11/1/20	$44,000	$43,670	ñ
Oil, Gas & Consumable Fuels (0.8%)
Alpha Natural Resources, Inc., 9.75%, due 4/15/18	88,000	89,100
Plains Exploration & Production Co., 6.50%, due 11/15/20	54,000	54,000
Plains Exploration & Production Co., 6.88%, due 2/15/23	54,000	53,932
Shelf Drilling Holdings Ltd., 8.625%, due 11/1/18	72,000	72,360	ñ
		269,392
Software (0.2%)
IMS Health, Inc., 6.00%, due 11/1/20	54,000	54,945	ñ
Wireless Telecommunication Services (0.9%)
Intelsat Luxembourg S.A., 11.25%, due 2/4/17	300,000	315,000
Total Corporate Debt Securities (Cost $1,467,410)		1,494,045
Bank Loan Obligationsµ (8.9%)
Capital Markets (0.3%)
Oceania Capital Partners Ltd., Extended Term Loan B, 5.13%, due 4/27/15	100,000	96,000
Diversified Financial Services (0.3%)
AlixPartners LLP, Term Loan B2, 6.50%, due 5/29/19	99,750	100,846
Food Products (0.3%)
Ferrara Pan Candy Co., Inc., Term Loan, 7.25%, due 6/8/17	99,750	100,436

Health Care Providers & Services (1.3%)
Alliance HealthCare Services, Inc., Term Loan, 7.50%, due 6/15/16	248,206	241,174
Genesis HealthCare Corp., Term Loan, due 10/2/17	250,000	240,000	¢^^
		481,174
Health Care Technology (2.8%)
M*Modal, Term Loan B, 6.75%, due 8/15/19	500,000	494,585
The TriZetto Group Inc., 2nd Lien Term Loan, 8.50%, due 3/27/19	500,000	496,040
		990,625
Insurance (2.4%)
Asurion Corp., 2nd Lien Term Loan, 9.00%, due 5/24/19	250,000	258,170
Cunningham Lindsey Group Ltd., 1st Lien Term Loan, due 10/18/19	600,000	600,000	¢^^Ñ
		858,170
Machinery (0.3%)
Intelligrated Systems LLC, 2nd Lien Term Loan, 10.50%, due 1/19/19	100,000	101,000	Ñ

Media (1.2%)
Gatehouse Media Operating Inc., Term Loan B, due 8/24/14	361,018	124,551	¢^^
Gatehouse Media Operating Inc., Term Loan C, due 8/24/14	61,879	21,348	¢^^
Gatehouse Media Operating Inc., Term Loan L, due 8/24/14	114,891	39,638	¢^^

Tribune Co., Term Loan, due 5/17/14	$300,000	$227,814	¢^^
		413,351
Total Bank Loan Obligations (Cost $3,104,875)		3,141,602
	Contracts
Purchased Options (0.3%)

Call Options (0.1%)
Accretive Health, Inc., Call, Dec 2012 @ 14	20	400
Allscripts Healthcare Solutions, Inc., Call, Mar 2013 @ 13	31	4,340	±
AMERICAGROUP Corp., Call, Dec 2012 @ 90	12	1,560
Best Buy Co., Inc., Call, Mar 2013 @ 20	28	1,876	±
Chesapeake Energy Corp., Call, Jan 2013 @ 17.50	13	4,355
Dun & Bradstreet Corp., Call, Nov 2012 @ 90	19	950	±
Humana Inc., Call, Nov 2012 @ 75	30	7,650
MBIA, Inc., Call, Nov 2012 @ 11	21	336
Robbins & Myers Inc., Call, Jan 2013 @ 60	31	155
Sprint Nextel Corp., Call, Nov 2012 @ 6	31	62
The Sherwin- Williams Co., Call, Mar 2013 @ 145	7	5,005
Tyco International Ltd., Call, Apr 2013 @ 30	17	1,088
		27,777

See Notes to Schedule of Investments	14

	Contracts	Value†
Put Options (0.2%)
Dollar Thrifty Automotive Group, Inc., Put, Nov 2012 @ 82.50	16	$10,400
Hartford Financial Services Group, Inc., Put, Jan 2013 @ 16	48	864
Harvest Natural Resources, Inc., Put, Dec 2012 @ 7.50	17	680
MetroPCS Communications, Inc., Put, Nov 2012 @ 11	26	2,340
MetroPCS Communications, Inc., Put, May 2013 @ 12	92	21,804
Monster Worldwide, Inc., Put, Jan 2013 @ 7.5	41	6,765
Nexen Inc., Put, Mar 2013 @ 24	31	7,440
PSS World Medical, Inc., Put, Nov 2012 @ 20	21	105
SPDR S&P 500 ETF Trust, Put, Dec 2012 @ 140	27	9,180	±
Sprint Nextel Corp., Put, Feb 2013 @ 5.50	164	3,772
The Mosaic Co., Put, Jan 2014 @ 55	20	18,300
The Shaw Group Inc., Put, Jan 2013 @ 43	31	3,720
		85,370
Total Purchased Options (Cost $116,525)		113,147

Total Long Positions (63.7%) (Cost $22,337,811)		22,428,461	##

Cash, receivables and other assets, less liabilties (56.8%)		20,008,644	±Ø

Short Positions (see summary below) ((20.5)%)		(7,227,032)

Total Net Assets (100.0%)		$35,210,073
	Number of Shares	Value†

Short Positions ((20.5)%)

Common Stocks Sold Short (16.8%)ØØ

Aerospace & Defense (0.1%)
General Dynamics Corp.	(335)	$(22,807)

Air Freight & Logistics (0.3%)
Expeditors International of Washington, Inc.	(2,650)	(97,017)

Beverages (0.3%)
The Boston Beer Co., Inc. Class A	(850)	(91,443)*

Biotechnology (0.2%)
Arena Pharmaceuticals, Inc.	(1,270)	(10,046)*
Infinity Pharmaceuticals, Inc.	(630)	(14,099)*
Myriad Genetics, Inc.	(1,550)	(40,564)*
		(64,709)
Capital Markets (0.2%)
Stifel Financial Corp.	(2,130)	(67,521)*

Chemicals (0.9%)
Air Products & Chemicals, Inc.	(500)	(38,765)
Chemtura Corp.	(1,300)	(20,709)*
EI du Pont de Nemours & Co.	(1,400)	(62,328)
Kronos Worldwide, Inc.	(2,800)	(37,380)
The Scotts Miracle-Gro Co. Class A	(1,055)	(45,165)
The Sherwin- Williams Co.	(716)	(102,087)
		(306,434)
Commercial Banks (0.9%)
Bank of Hawaii Corp.	(1,520)	(67,123)
M&T Bank Corp.	(2,254)	(234,642)
		(301,765)
Commercial Services & Supplies (0.7%)
Avery Dennison Corp.	(800)	(25,904)
Healthcare Services Group, Inc.	(3,980)	(95,122)
Rollins, Inc.	(2,970)	(67,330)
Waste Management, Inc.	(1,387)	(45,410)
		(233,766)
Communications Equipment (0.2%)
Finisar Corp.	(5,010)	$(57,715)*
Consumer Finance (0.2%)
American Express Co.	(630)	(35,261)
Green Dot Corp. Class A	(3,100)	(31,589)*
		(66,850)
Diversified Consumer Services (0.2%)
H&R Block, Inc.	(4,867)	(86,146)
Diversified Financial Services (0.1%)
NYSE Euronext	(900)	(22,284)
Electrical Equipment (0.3%)
Emerson Electric Co.	(475)	(23,004)
Rockwell Automation, Inc.	(500)	(35,530)
Sensata Technologies Holding NV	(1,400)	(39,438)*
		(97,972)
Electronic Equipment, Instruments & Components (0.9%)
Cognex Corp.	(1,960)	(71,462)
Coherent, Inc.	(900)	(41,085)*
Littelfuse, Inc.	(820)	(43,952)
Rofin-Sinar Technologies, Inc.	(3,150)	(57,361)*
Rogers Corp.	(1,600)	(63,056)*
TE Connectivity Ltd.	(1,400)	(45,052)
		(321,968)
Energy Equipment & Services (0.5%)
Core Laboratories NV	(370)	(38,354)
Newpark Resources, Inc.	(13,120)	(89,085)*
Tenaris SA ADR	(1,000)	(37,620)
		(165,059)
Food & Staples Retailing (0.1%)
United Natural Foods, Inc.	(450)	(23,958)*
Food Products (0.5%)
Annie's, Inc.	(1,000)	(39,500)*
DE Master Blenders 1753 NV	(3,700)	(45,219)*
Hormel Foods Corp.	(2,720)	(80,322)
McCormick & Co, Inc.	(400)	(24,648)
		(189,689)

See Notes to Schedule of Investments	15

	Number of Shares	Value†
Health Care Equipment & Supplies (1.5%)
Baxter International, Inc.	(420)	$(26,305)
Becton Dickinson and Co.	(570)	(43,138)
DENTSPLY International, Inc.	(2,380)	(87,679)
Edwards Lifesciences Corp.	(485)	(42,112)*
Hologic, Inc.	(3,140)	(64,747)*
IDEXX Laboratories, Inc.	(700)	(67,340)*
Medtronic, Inc.	(1,480)	(61,538)
West Pharmaceutical Services, Inc.	(1,670)	(89,963)
Zimmer Holdings, Inc.	(690)	(44,305)
		(527,127)
Health Care Providers & Services (0.6%)
Aetna, Inc.	(960)	(41,952)
Amerisource Bergen Corp.	(1,620)	(63,893)
Henry Schein, Inc.	(990)	(73,042)*
Kindred Healthcare, Inc.	(2,500)	(24,500)*
		(203,387)
Health Care Technology (0.1%)
Athenahealth, Inc.	(530)	(34,073)*
Greenway Medical Technologies	(930)	(15,429)*
		(49,502)
Hotels, Restaurants & Leisure (0.5%)
Chuy's Holdings, Inc.	(1,840)	(44,951)*
Dunkin' Brands Group, Inc.	(1,410)	(43,710)
Marriott International, Inc.	(606)	(22,107)
Red Robin Gourmet Burgers, Inc.	(1,460)	(48,764)*
The Cheesecake Factory, Inc.	(780)	(25,787)
		(185,319)
Household Durables (0.2%)
Garmin Ltd.	(1,200)	(45,588)
iRobot Corp.	(2,460)	(44,206)*
		(89,794)
Household Products (0.2%)
Church & Dwight Co., Inc.	(1,260)	$(63,958)

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	(1,675)	(45,711)

Insurance (0.2%)
Assurant, Inc.	(2,160)	(81,670)

Internet Software & Services (0.1%)
Facebook, Inc. Class A	(2,300)	(48,565)*

IT Services (0.1%)
Computer Sciences Corp.	(1,400)	(42,630)

Life Sciences Tools & Services (0.3%)
Life Technologies Corp.	(900)	(44,019)*
Mettler-Toledo International, Inc.	(320)	(54,198)*
		(98,217)
Machinery (1.7%)
Donaldson Co., Inc.	(2,070)	(66,799)
Eaton Corp.	(3,457)	(163,240)
Graco, Inc.	(1,030)	(49,502)
Rexnord Corp.	(3,990)	(72,299)*
Robbins & Myers, Inc.	(2,380)	(141,086)
Sauer-Danfoss, Inc.	(1,140)	(45,668)
Xylem, Inc.	(2,790)	(67,685)
		(606,279)
Media (0.3%)
Comcast Corp. Class A	(2,216)	(83,122)
Omnicom Group, Inc.	(730)	(34,974)
		(118,096)
Metals & Mining (0.7%)
AMCOL International Corp.	(3,290)	(103,898)
Metals USA Holdings Corp.	(5,110)	(74,504)*
US Silica Holdings, Inc.	(4,850)	(62,080)*
		(240,482)
Oil, Gas & Consumable Fuels (0.0%)
Kinder Morgan, Inc.	(464)	(16,105)

Pharmaceuticals (0.3%)
Nektar Therapeutics	(2,050)	(18,450)*
Takeda Pharmaceutical Co. Ltd.	(1,420)	$(65,993)
The Medicines Co.	(720)	(15,782)*
Vivus, Inc.	(1,230)	(18,327)*
		(118,552)
Professional Services (0.1%)
Randstad Holding NV	(700)	(22,850)

Real Estate Investment Trusts (0.7%)
Realty Income Corp.	(6,034)	(236,955)

Semiconductors & Semiconductor Equipment (0.3%)
Advanced Energy Industries, Inc.	(3,970)	(46,886)*
EZchip SemiConductor Ltd.	(1,390)	(43,090)*
		(89,976)
Software (0.8%)
Adobe Systems, Inc.	(1,410)	(47,940)*
CA, Inc.	(1,790)	(40,311)
FactSet Research Systems, Inc.	(710)	(64,290)
MICROS Systems, Inc.	(610)	(27,688)*
MicroStrategy, Inc. Class A	(400)	(37,788)*
Opnet Technologies, Inc.	(1,547)	(65,639)
		(283,656)
Specialty Retail (0.3%)
Aeropostale, Inc.	(3,500)	(41,825)*
Chico's FAS, Inc.	(1,705)	(31,713)
Tiffany & Co.	(780)	(49,312)
		(122,850)
Textiles, Apparel & Luxury Goods (0.5%)
Columbia Sportswear Co.	(1,450)	(81,780)
Hugo Boss AG	(400)	(40,040)
PVH Corp.	(113)	(12,429)
VF Corp.	(310)	(48,509)
		(182,758)
Thrifts & Mortgage Finance (0.2%)
People's United Financial, Inc.	(5,620)	(67,609)

Trading Companies & Distributors (0.2%)
Kaman Corp.	(1,260)	(46,872)

See Notes to Schedule of Investments	16

	Number of Shares	Value†
Rush Enterprises, Inc. Class A	(1,200)	$(22,800)*
		(69,672)
Transportation Infrastructure (0.2%)
Wesco Aircraft Holdings, Inc.	(5,920)	(79,032)*

Total Common Stocks Sold Short (Proceeds $(5,959,631))		(5,907,855)

Exchange Traded Funds Sold Short (2.7%)ØØ
Health Care Select Sector SPDR Fund	(3,220)	(128,800)
iShares Dow Jones U.S. Real Estate Index Fund	(343)	(21,962)
iShares Nasdaq Biotechnology Index Fund	(1,190)	(156,854)
iShares Russell 2000 Index Fund	(2,590)	(210,412)
SPDR S&P 500 ETF Trust	(1,595)	(225,182)
SPDR S&P MidCap 400 ETF Trust	(1,190)	(212,117)

Total Exchange Traded Funds Sold Short (Proceeds $(966,807))		(955,327)
	Principal Amount
Corporate Debt Securities Sold Short (1.0%)

Food & Staples Retailing (0.8%)
SUPERVALU, Inc., 8.00%, due 5/1/16	$(300,000)	(285,750)

Oil, Gas & Consumable Fuels (0.2%)
Arch Coal, Inc., 7.00%, due 6/15/19	(88,000)	(78,100)

Total Corporate Debt Securities Sold Short (Cost $(345,813))		(363,850)

Total Short Positions (Proceeds $(7,272,251))		(7,227,032)

See Notes to Schedule of Investments	17

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities (long and short positions), exchange traded funds, purchased option contracts and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available.

Bank Loans. The value of bank loan securities is determined by obtaining broker quotes from independent pricing services (generally Level 2 or Level 3 inputs depending on the number of quotes available).

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The value of financial futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2012:

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks
Aerospace & Defense	$250,773	$—	$—	$250,773
Air Freight & Logistics	94,032	21,065	—	115,097
Automobiles	74,816	—	—	74,816
Beverages	114,572	—	—	114,572
Biotechnology	704,503	102,979	—	807,482
Building Products	46,073	—	—	46,073
Chemicals	317,610	—	—	317,610
Commercial Banks	241,862	—	—	241,862
Commercial Services & Supplies	544,805	—	—	544,805
Communications Equipment	442,159	—	—	442,159
Computers & Peripherals	306,689	—	—	306,689

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Construction & Engineering	$396,379	$—	$—	$396,379
Diversified Consumer Services	109,241	—	—	109,241
Diversified Financial Services	111,286	—	—	111,286
Diversified Telecommunication Services	123,655	91,702	—	215,357
Electric Utilities	55,352	—	—	55,352
Electrical Equipment	576,872	—	—	576,872
Electronic Equipment, Instruments & Components	108,916	—	—	108,916
Energy Equipment & Services	151,379	—	—	151,379
Food & Staples Retailing	229,036	—	—	229,036
Food Products	141,518	75,037	—	216,555
Health Care Equipment & Supplies	868,067	—	—	868,067
Health Care Providers & Services	1,940,522	31,272	—	1,971,794
Health Care Technology	68,571	—	—	68,571
Hotels, Restaurants & Leisure	384,163	—	—	384,163
Household Durables	97,170	—	—	97,170
Insurance	395,283	—	—	395,283
Internet & Catalog Retail	81,995	—	—	81,995
Internet Software & Services	689,817	—	—	689,817
IT Services	144,462	—	—	144,462
Life Sciences Tools & Services	61,667	—	—	61,667
Machinery	584,940	—	—	584,940
Media	669,912	—	—	669,912
Metals & Mining	133,903	—	—	133,903
Multiline Retail	102,186	—	—	102,186
Multi-Utilities	57,231	—	—	57,231
Oil, Gas & Consumable Fuels	828,043	—	—	828,043
Personal Products	85,803	—	—	85,803
Pharmaceuticals	1,634,622	52,798	—	1,687,420
Professional Services	73,335	—	—	73,335
Real Estate Investment Trusts	417,658	—	—	417,658
Real Estate Management & Development	45,579	—	—	45,579
Road & Rail	315,700	—	—	315,700
Semiconductors & Semiconductor Equipment	145,553	—	—	145,553
Software	888,282	—	—	888,282
Specialty Retail	267,761	24,413	—	292,174
Textiles, Apparel & Luxury Goods	260,993	—	—	260,993
Thrifts & Mortgage Finance	405,276	—	—	405,276
Trading Companies & Distributors	45,966	—	—	45,966
Transportation Infrastructure	40,356	—	—	40,356
Wireless Telecommunication Services	208,367	—	—	208,367
Total Common Stocks	17,084,711	399,266	—	17,483,977

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Exchange Traded Funds	$193,179	$—	$—	$193,179
Warrants^	2,511	—	—	2,511
Corporate Debt Securities^	—	1,494,045	—	1,494,045
Bank Loan Obligations^	—	2,440,602	701,000	3,141,602
Purchased Options	113,042	105	—	113,147
Total Investments	17,393,443	4,334,018	701,000	22,428,461

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short
Aerospace & Defense	$(22,807)	$—	$—	$(22,807)
Air Freight & Logistics	(97,017)	—	—	(97,017)
Beverages	(91,443)	—	—	(91,443)
Biotechnology	(64,709)	—	—	(64,709)
Capital Markets	(67,521)	—	—	(67,521)
Chemicals	(306,434)	—	—	(306,434)
Commercial Banks	(301,765)	—	—	(301,765)
Commercial Services & Supplies	(233,766)	—	—	(233,766)
Communications Equipment	(57,715)	—	—	(57,715)
Consumer Finance	(66,850)	—	—	(66,850)
Diversified Consumer Services	(86,146)	—	—	(86,146)
Diversified Financial Services	(22,284)	—	—	(22,284)
Electrical Equipment	(97,972)	—	—	(97,972)
Electronic Equipment, Instruments & Components	(321,968)	—	—	(321,968)
Energy Equipment & Services	(165,059)	—	—	(165,059)
Food & Staples Retailing	(23,958)	—	—	(23,958)
Food Products	(144,470)	(45,219)	—	(189,689)
Health Care Equipment & Supplies	(527,127)	—	—	(527,127)
Health Care Providers & Services	(203,387)	—	—	(203,387)
Health Care Technology	(49,502)	—	—	(49,502)
Hotels, Restaurants & Leisure	(185,319)	—	—	(185,319)
Household Durables	(89,794)	—	—	(89,794)
Household Products	(63,958)	—	—	(63,958)
Industrial Conglomerates	(45,711)	—	—	(45,711)
Insurance	(81,670)	—	—	(81,670)
Internet Software & Services	(48,565)	—	—	(48,565)
IT Services	(42,630)	—	—	(42,630)
Life Sciences Tools & Services	(98,217)	—	—	(98,217)
Machinery	(606,279)	—	—	(606,279)
Media	(118,096)	—	—	(118,096)
Metals & Mining	(240,482)	—	—	(240,482)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Oil, Gas & Consumable Fuels	$(16,105)	$—	$—	$(16,105)
Pharmaceuticals	(52,559)	(65,993)	—	(118,552)
Professional Services	—	(22,850)	—	(22,850)
Real Estate Investment Trusts	(236,955)	—	—	(236,955)
Semiconductors & Semiconductor Equipment	(89,976)	—	—	(89,976)
Software	(283,656)	—	—	(283,656)
Specialty Retail	(122,850)	—	—	(122,850)
Textiles, Apparel & Luxury Goods	(142,718)	(40,040)	—	(182,758)
Thrifts & Mortgage Finance	(67,609)	—	—	(67,609)
Trading Companies & Distributors	(69,672)	—	—	(69,672)
Transportation Infrastructure	(79,032)	—	—	(79,032)
Total Common Stocks Sold Short	(5,733,753)	(174,102)	—	(5,907,855)
Exchange Traded Funds Sold Short	(955,327)	—	—	(955,327)
Corporate Debt Securities Sold Short^	—	(363,850)	—	(363,850)
Total Investments	(6,689,080)	(537,952)	—	(7,227,032)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Futures	$2,795	$—	$—	$2,795
Written Options	(21,841)	(186)	—	(22,027)
Total	$(19,046)	$(186)	$—	$(19,232)

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 5/15/12	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/12
Investments in Securities:
Bank Loan Obligations
Insurance	$—	$—	$6,000	$594,000	$—	$—	$—	$600,000	$6,000
Machinery	—	26	2,974	98,000	—	—	—	101,000	2,974
Total	$—	$26	$8,974	$692,000	$—	$—	$—	$701,000	$8,974

##  At October 31, 2012, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Absolute Return Multi-Manager	$22,429,532	$618,928	$619,999	$(1,071)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

*  Security did not produce income during the last twelve months.

±  At October 31, 2012, the Fund had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Allscripts Healthcare Solutions, Inc., Call	31	$ 16	March 2013	$(155)
Best Buy Co., Inc., Call	28	24	March 2013	(588)
Cliffs Natural Resources, Inc., Call	15	34	November 2012	(4,470)
Corrections Corp. of America, Call	15	34	November 2012	(1,200)
Corrections Corp. of America, Put	15	34	November 2012	(1,800)
Dun & Bradstreet Corp., Call	19	95	November 2012	(190)
LyondellBasell Industries NV, Put	9	48	December 2012	(855)
Mondelez International, Inc., Put	21	33	December 2012	(126)
Mondelez International, Inc., Put	10	34	December 2012	(60)
Mondelez International, Inc., Put	2	35	December 2012	(2)
Murphy Oil Corp., Call	12	60	November 2012	(2,040)
Nexen Inc., Put	31	18	March 2013	(2,635)
Oshkosh Corp., Call	19	28	November 2012	(4,180)
SPDR S&P 500 ETF Trust, Put	27	133	December 2012	(3,726)
Total				$(22,027)

See Note A-13 in the Notes to Financial Statements for the Fund's open positions in derivatives at October 31, 2012.

ñ
Securities were purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2012, these securities amounted to approximately $500,013 or 1.42% of net assets for the Fund.

Ø
All or a portion of this security or cash is segregated in connection with obligations for securities sold short and/or delayed delivery purchase commitments and/or call and put options written and/or futures.

ØØ
At October 31, 2012, the Fund had deposited $7,571,080 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short. At October 31, 2012, the Fund had pledged securities in the amount of $941,939 to cover collateral requirements for borrowing in connection with securities sold short.

≠	Security had an event of default.

c	Payment-in-kind security for which part of the income earned may be paid as additional principal.

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2012 and their final maturities.

¢	All or a portion of this security was purchased on a delayed delivery basis.

^^	All or a portion of this security has not settled as of October 31, 2012 and thus does not have an interest rate in effect. Interest rates do not take effect until settlement.

Ñ	These securities have been deemed by Management to be illiquid. At October 31, 2012, these securities amounted to approximately $701,000 or 1.99% of net assets for the Fund.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman Alternative Funds
ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$22,428,461
Cash	13,062,615
Foreign currency*	115,234
Deposits with broker for short sales (Note A-11)	7,571,080
Deposit with broker for futures contracts (Note A-13)	8,000
Dividends and interest receivable	29,260
Foreign tax reclaims	175
Receivable for securities sold	2,422,414
Receivable for Fund shares sold	89,725
Receivable from administrator—net (Note B)	24,109
Prepaid expenses and other assets	41,740
Total Assets	45,792,813
Liabilities
Investments sold short, at value (Note A) (proceeds $7,272,251)	7,227,032
Written Options, at value (Note A) (proceeds $31,242)	22,027
Dividends and interest payable for short sales	18,924
Payable for Fund shares redeemed	12,172
Payable for securities purchased	3,111,425
Payable for variation margin (Note A-13)	1,020
Payable to investment manager—net (Note B)	59,044
Accrued expenses and other payables	131,096
Total Liabilities	10,582,740
Net Assets	$35,210,073
Net Assets consist of:
Paid-in capital	$35,276,444
Undistributed net investment income (loss)	(136,050)
Accumulated net realized gains (losses) on investments	(79,625)
Net unrealized appreciation (depreciation) in value of investments	149,304
Net Assets	$35,210,073
Net Assets
Institutional Class	$33,230,152
Class A	1,751,630
Class C	228,291

See Notes to Financial Statements

Statement of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)
ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	3,322,090
Class A	175,413
Class C	22,937
Net Asset Value, offering and redemption price per share
Institutional Class	$10.00
Net Asset Value and redemption price per share
Class A	$9.99
Offering Price per share
Class A‡	$10.60
Net Asset Value and offering price per share
Class C^	$9.95
*Cost of Investments:
Unaffiliated issuers	$22,337,811
Total cost of foreign currency	$113,829

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Alternative Funds
ABSOLUTE RETURN MULTI-MANAGER FUND
Period from May 15, 2012 (Commencement of Operations) to October 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$63,674
Interest income—unaffiliated issuers	44,498
Foreign taxes withheld	(352)
Total income	$107,820
Expenses:
Investment management fees (Note B)	213,343
Administration fees (Note B)	6,400
Administration fees (Note B):
Institutional Class	9,295
Class A	602
Class C	76
Distribution fees (Note B):
Class A	753
Class C	381
Shareholder servicing agent fees:
Institutional Class	2,416
Class A	1,653
Class C	1,565
Organization expense (Note A-8)	568,024
Audit fees	42,000
Custodian fees (Note A)	70,344
Legal fees	123,367
Registration and filing fees	22,745
Shareholder reports	15,001
Trustees' fees and expenses	12,000
Short sales expense (Note A-11)	56,153
Miscellaneous	1,187
Total expenses	1,147,305
Expenses reimbursed by Management (Note B)	(845,835)
Total net expenses	301,470
Net investment income (loss)	$(193,650)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	250,002
Sales of investment securities of unaffiliated issuers sold short	(302,580)
Foreign currency	(979)
Options written	31,353
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	90,650
Unaffiliated investment securities sold short	45,219
Foreign currency	1,425
Financial futures contracts	2,795
Options written	9,215
Net gain (loss) on investments	127,100
Net increase (decrease) in net assets resulting from operations	$(66,550)

See Notes to Financial Statements

Statement of Changes in Net Assets

Neuberger Berman Alternative Funds
ABSOLUTE RETURN MULTI-MANAGER FUND
Period from May 15, 2012 (Commencement of Operations) to October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(193,650)
Net realized gain (loss) on investments	(22,204)
Change in net unrealized appreciation (depreciation) of investments	149,304
Net increase (decrease) in net assets resulting from operations	(66,550)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	33,591,736
Class A	1,760,497
Class C	230,214
Payments for shares redeemed:
Institutional Class	(305,020)
Class A	(804)
Net increase (decrease) from Fund share transactions	35,276,623
Net Increase (Decrease) in Net Assets	35,210,073
Net Assets:
Beginning of period	—
End of period	$35,210,073
Undistributed net investment income (loss) at end of period	(136,050)

See Notes to Financial Statements

Notes to Financial Statements Absolute Return
Multi-Manager Fund
Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Absolute Return Multi-Manager Fund (the "Fund") had no operations until May 15, 2012, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund is a separate operating series of the Trust and is non-diversified. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

3
Foreign currency translation:The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the intention of the Fund to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. As of October 31, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at fiscal period-end. Such differences may be attributed to one or more of the following: netting of net ordinary losses with short-term capital gains, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(179)	$57,600	$(57,421)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$131,611	$2,402	$(47,468)	$—	$86,545

The difference between book basis and tax basis distributable earnings is attributable primarily to wash sale loss deferrals, amortization of organizational costs, unsettled wash sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, constructive sales gains and delayed settlement compensation on bank loans.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8	Organization expenses: Costs incurred by the Fund in connection with its organization, which amounted to $568,024, have been expensed as incurred.

9
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11
Securities sold short:The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral. Proceeds maintained by the lender are included in the "Deposit with brokers for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund. As of October 31, 2012, the Fund had pledged cash in the amount of $7,571,080 to JP Morgan Chase Bank, N.A. ("JPM"), as collateral for short sales. At October 31, 2012, the Fund had pledged securities in the amount of $941,939 to cover collateral requirements for borrowing in connection with securities sold short.

12
Investment company securities and exchange-traded funds:The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

13
Derivative instruments: During the period ended October 31, 2012, the Fund's use of derivatives, as described below, was limited to financial futures contracts, written option transactions and purchased option transactions. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the period ended October 31, 2012, the Fund entered into financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. The Fund also utilized financial futures contracts to provide investment exposure to certain indices other than the benchmarks.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S.

commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At October 31, 2012, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
December 2012	2 S&P Mid 400 EMini Index	Short	$2,795

During the period ended October 31, 2012, the average notional value of financial futures contracts was $195,620 for short positions.

At October 31, 2012, the Fund had deposited $6,980 in a segregated account to cover margin requirements on open futures contracts.

Options: Premiums received by the Fund upon writing a covered call option or a put option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for the Fund for the period ended October 31, 2012. Written option transactions for the Fund for the period ended October 31, 2012 were:

	Number of Contracts	Premiums
Outstanding at May 15, 2012	—	$—
Options written	949	101,224
Options terminated in closing purchase transactions	(569)	(40,143)
Options exercised	(76)	(8,090)
Options expired	(50)	(21,749)
Outstanding at October 31, 2012	254	$31,242

Premiums paid by the Fund upon purchasing a covered call option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used in an attempt to manage or adjust the risk profile and the investment exposure of the Fund to certain securities for the Fund and enhance returns for the period ended October 31, 2012. Purchased option transactions for the Fund for the period ended October 31, 2012 were:

	Number of Contracts	Premiums
Outstanding at May 15, 2012	—	$—
Options purchased	1,838	273,646
Options terminated in closing sale transactions	(650)	(97,283)
Options exercised	(90)	(36,466)
Options expired	(304)	(23,372)
Outstanding at October 31, 2012	794	$116,525

For the period ended October 31, 2012, the Fund had an average market value of $79,336 and $11,918 in purchased options and written options, respectively.

At October 31, 2012, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk	Total
Futures contracts	Receivable/Payable for variation margin(1)	$2,795	$2,795
Purchased options	Investments in securities, at value	113,147	113,147
Total Value—Assets		$115,942	$115,942

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk	Total
Option contracts written	Option contracts written, at value	$(22,027)	$(22,027)
Total Value—Assets		$(22,027)	$(22,027)

(1)
"Futures contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2012, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2012, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statement of Operations during the period ended October 31, 2012, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Option contracts written	Net realized gain (loss) on: options written	$31,353	$31,353
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	(96,128)	(96,128)
Total Realized Gain (Loss)		$(64,775)	$(64,775)

Change in Appreciation (Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Futures contracts	Net realized gain (loss) on: financial futures contracts	$2,795	$2,795
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: options written	9,215	9,215
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	(3,378)	(3,378)
Total Change in Appreciation (Depreciation)		$8,632	$8,632

14
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15	Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the period ended October 31, 2012, the Fund had no impact from this arrangement.

16	Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 2.000% of the first $250 million of the Fund's average daily net assets, 1.975% of the next $250 million, 1.950% of the next $250 million, 1.925% of the next $250 million, 1.900% of the next $500 million, 1.875% of the next $2.5 billion, and 1.850% of average daily net assets in excess of $4 billion. Accordingly, for the period ended October 31, 2012, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 2.00% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expense on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were forgone or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the period ended October 31, 2012, there was no reimbursement to Management under this agreement.

At October 31, 2012, contingent liabilities to Management under the contractual expense limitation were as follows:

			Expenses Reimbursed In the Period Ending, October 31, 2012
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2015
Institutional Class	2.45%	10/31/15	$816,372	(2)
Class A	2.81%	10/31/15	24,960	(2)
Class C	3.56%	10/31/15	4,503	(2)

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from May 15, 2012 (Commencement of Operations) to October 31, 2012.

NB Alternative Investment Management LLC ("NBAIM"), as the sub-adviser to the Fund, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBAIM. Several individuals who are officers and/or Trustees of the Trust are also employees of NBAIM and/or Management.

Management and NB Alternative Investment Management LLC are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012 approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Management and NBAIM engage The Boston Company Asset Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Levin Capital Strategies, L.P., MacKay Shields LLC, Sound Point Capital Management, L.P., Turner Investments, L.P., and Visium Asset Management, L.P. as subadvisers to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund. During the period, MacKay Shields LLC did not provide investment management services to the Fund.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the period ended October 31, 2012, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$1,976	$—	$—	$7,979
Class C	—	—	—	—

Note C—Securities Transactions:

During the period ended October 31, 2012, there were purchase and sale transactions of long-term securities (excluding financial futures contracts and option contracts) as follows:

Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
$50,901,151	$19,708,352	$29,231,802	$12,740,301

During the period ended October 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the period ended October 31, 2012 was as follows:

	For the Period Ended October 31, 2012
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class(1)	3,352,383	—	(30,293)	3,322,090
Class A(1)	175,493	—	(80)	175,413
Class C(1)	22,937	—	—	22,937

(1)  Period from May 15, 2012 (Commencement of Operations) to October 31, 2012.

Note E—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Absolute Return Multi-Manager Fund
Institutional Class
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.08)	$0.08	$—	$—	$—	$—	$—	$10.00
Class A
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.09)	$0.08	$(0.01)	$—	$—	$—	$—	$9.99
Class C
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.13)	$0.08	$(0.05)	$—	$—	$—	$—	$9.95

See Notes to Financial Highlights

	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets‡#		Ratio of Gross Expenses to Average Net Assets (excluding expenses on securities sold short)‡		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Expenses to Average Net Assets (excluding expenses on securities sold short)‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets‡		Portfolio Turnover Rate (including securities sold short)**	Portfolio Turnover Rate (excluding securities sold short)**
Absolute Return Multi-Manager Fund
Institutional Class
Period from 5/15/2012^ to 10/31/2012	0.00	%**	$33.2	7.86	%*	7.50	%*	2.81	%*	2.45	%*	(1.81	%)*	270%	213%
Class A
Period from 5/15/2012^ to 10/31/2012	(0.10	%)**	$1.8	8.67	%*	8.26	%*	3.22	%*	2.81	%*	(2.02	%)*	270%	213%
Class C
Period from 5/15/2012^ to 10/31/2012	(0.50	%)**	$0.2	13.12	%*	12.74	%*	3.94	%*	3.56	%*	(2.86	%)*	270%	213%

Notes to Financial Highlights

@	Calculated based on the average number of shares outstanding during the fiscal period.

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period and assumes income dividends and other distributions, if any, were reinvested but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

^	The date investment operations commenced.

**	Not annualized.

*	Annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of

Neuberger Berman Absolute Return Multi-Manager Fund

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund"), including the schedule of investments, as of October 31, 2012, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 15, 2012 (commencement of operations) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Absolute Return Multi-Manager Fund as of October 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 15, 2012 (commencement of operations) through October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2012

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Support Services 800.366.6264

Sub-Advisers
NB Alternative Investment Management LLC
605 Third Avenue, 22nd Floor
New York, NY 10158

The Boston Company Asset Management, LLC
One Boston Place, 14th Floor
Boston, MA 02108

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management, Inc.
One Corporate Center
Rye, NY 10580

Levin Capital Strategies, LP
595 Madison Avenue, 17th Floor
New York, NY 10022

MacKay Shields, LLC
9 West 57th Street, 33rd Floor
New York, NY 10019

Sound Point Capital Management, L.P.
1185 Avenue of the Americas, 36th Floor
New York, NY 10036

Turner Investments, L.P.
1205 Westlakes Drive
Suite 100
Berwyn, PA 19312

Visium Asset Management, L.P.
888 Seventh Avenue, 22nd Floor
New York, NY 10019

Custodian
JPMorgan Chase & Co.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services
800.366.6264

For Class A and Class C Shareholders:
Please contact your investment provider

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBAIM. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Jack L. Rivkin (1940)	Trustee since inception; President from inception to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman LLC ("Neuberger") December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, NBG, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

46

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 2008; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

47

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since inception
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since inception (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

48

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since inception
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since inception
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

49

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities from its inception through June 30, 2012 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders

In early 2012 you will receive information to be used in filing your 2012 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2012. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal period ended October 31, 2012, the Fund designates $57,862, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2012 will be reported in conjunction with Form 1099DIV.

50

Board Consideration of the Management and Sub-Advisory Agreements

At meetings held on December 14, 2011 and February 21, 2012, the Board of Trustees of Neuberger Berman Alternative Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Alternative Funds ("Independent Fund Trustees"), considered and approved the management agreement with Management ("Management Agreement") and the advisory agreement between NB Alternative Investment Management LLC ("NBAIM") and Management ("Advisory Agreement") for Neuberger Berman Absolute Return Multi-Manager Fund ("Fund").

In addition, at meetings held on December 14, 2011, February 21, 2012 and April 19, 2012, the Board, including the Independent Fund Trustees, considered and approved separate sub-advisory agreements among Management, NBAIM and each of the following subadvisers (each a "Subadviser"): The Boston Company Asset Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Levin Capital Strategies, L.P., MacKay Shields LLC, Sound Point Capital Management, L.P., Turner Investments, L.P., and Visium Asset Management, LP (each, a "Sub-Advisory Agreement"; collectively with the Management Agreement and Advisory Agreement, the "Agreements").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management, NBAIM, and each Subadviser. In addition, the Board, including the Independent Fund Trustees, met with senior representatives of Management, NBAIM, and each Subadviser regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 ("1940 Act") matters and that is independent of Management and NBAIM.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management, NBAIM and the Subadvisers; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Management, NBAIM and each Subadviser under the Agreements. The Board noted that Management and NBAIM, together with the Fund, had applied to the Securities and Exchange Commission ("SEC") for an exemptive order that would permit Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Fund Trustees of the Board approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for the Fund and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board noted the likelihood that under the multi-manager arrangement, Management would in the future have to due diligence additional subadvisers. The Board noted that NBAIM is responsible for allocating the Fund's portfolio among the various Subadvisers and determining when and how to rebalance the allocations among the Subadvisers in the wake of disparate growth and changes in the markets and the broader economy, subject to Management's general oversight.

The Board further noted that Management and NBAIM are responsible for overseeing the Subadvisers pursuant to the Agreements and related subadviser oversight policies and procedures approved by the Board. Under these procedures, NBAIM is responsible for overseeing the investment performance of the Subadvisers and evaluating the risk and return of each Subadviser's sleeve and the Fund as a whole, in addition to other significant oversight responsibilities, subject to Management's general oversight. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board considered the size and scope of the activities necessary to periodically evaluate the compliance programs and other operational aspects of each Subadviser. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from time to time, some of them a result of developments in the broader fund industry or the regulations governing it.

51

The Board also considered the experience and staffing of the portfolio management and investment research personnel of NBAIM and each Subadviser who would perform services for the Fund. With respect to NBAIM, the Board reviewed the performance of its fund of hedge funds product as an indication of its ability to allocate assets among different hedge fund managers, although it noted that the fund of hedge funds' strategy was not identical in that it was not subject to the liquidity or other requirements under the 1940 Act. With respect to each Subadviser, the Board reviewed performance information for any funds managed by each Subadviser that were substantially similar in strategy to the strategy the Subadviser will use for the Fund, again noting that the fund may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Subadvisers and noted that Management and NBAIM would monitor the quality of the execution services provided by each Subadviser.

The Board also reviewed whether the Subadvisers would use brokers to execute Fund transactions that provide research and other services to the Subadviser, and the types of benefits potentially derived from such services by the Subadviser, the funds and other clients of the Subadviser. In addition, the Board considered the compliance programs and compliance history of Management, NBAIM and each Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Subadvisers. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving NBAIM or any Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Fund.

With respect to the overall fairness of the agreements, the Board considered the fee structure of the agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid to NBAIM or to each Subadviser. The Board did, however, consider the allocation of duties and responsibilities among Management, NBAIM, and the Subadvisers and, in light of that, the amount of fees retained by each. The Board noted, however, that Management, and not the Fund, pays the fee to NBAIM and the Subadvisers. In this connection, the Board considered whether there are other business arrangements between Management or NBAIM and any Subadviser that could give rise to potential conflicts. The Board considered the fees the Subadvisers charge for similar products, if any. The Board also considered fees charged to an unregistered fund of funds managed by NBAIM that uses some of the same strategies used by the Fund and determined it was not an appropriate point of comparison because it is not subject to the 1940 Act limitations or the same liquidity constraints as the Fund. It considered whether any of the Sub-Advisory Agreements will provide for breakpoints in the fees. The Board also discussed whether to anticipate economies of scale in relation to the services Management provides to the Fund, noting that it was too soon to have a sense about economies at the start-up phase of a fund. The Board reviewed an estimate of the costs of the services to be provided and estimated profits or losses that would be realized by NBAIM and the Subadvisers.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management, NBAIM, and each Subadviser could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

52

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

 M0257 12/12

Neuberger Berman Alternative Funds
Institutional Class Shares
Class A Shares
Class C Shares
Global Allocation Fund
Long Short Fund

Annual Report
October 31, 2012

Contents
THE FUNDS

President’s Letter	1

PORTFOLIO COMMENTARY
Global Allocation Fund	2
Long Short Fund	6

FUND EXPENSE INFORMATION	12

SCHEDULE OF INVESTMENTS/TOP TEN
EQUITY HOLDINGS
Global Allocation Fund	14
Positions by Industry	16
Long Short Fund	17

FINANCIAL STATEMENTS	26

FINANCIAL HIGHLIGHTS (ALL CLASSES)/
PER SHARE DATA
Global Allocation Fund	45
Long Short Fund	45

Reports of Independent Registered Public Accounting Firms	48

Directory	50

Trustees and Officers	51

Proxy Voting Policies and Procedures	59

Quarterly Portfolio Schedule	59

Notice to Shareholders	60

Board Consideration of the Management and

Sub-Advisory Agreements	61

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President’s Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Alternative Funds: Neuberger Berman Global Allocation Fund and Neuberger Berman Long Short Fund. Both Funds utilize hedge fund-like strategies, which we believe can add valuable diversification and supplement traditional equity and fixed income investments.

Neuberger Berman Global Allocation Fund seeks total return by employing proprietary investment models to allocate the Fund’s assets across stock, bond, currency and short-term instruments of issuers in markets around the world. Neuberger Berman Long Short Fund seeks long-term capital appreciation with a secondary objective of principal preservation. The Fund has the flexibility to invest long in both equities and fixed income and take short positions in an effort to achieve attractive risk-adjusted returns.

Turning our attention to the global financial markets, they were consumed by several macro issues at times during the reporting period. These included signs of weakening global growth, the European sovereign debt crisis and uncertainties surrounding the contentious November elections in the U.S. Against this backdrop, on several occasions investors flocked to the safety of U.S. Treasury securities, driving their yields down to historical lows. Yet, these flights to quality were often quickly replaced with renewed risk appetite as investors sought out opportunities to generate higher returns amid the low interest rate environment. Investors who took on greater risk were generally rewarded over the 12 months ended October 31, 2012.

U.S. equities rose sharply during the period given generally solid corporate profits and balance sheets, along with overall robust demand. International and emerging market equities also posted positive results, although they lagged their U.S counterparts. Looking at the fixed income markets, there was solid demand for non-Treasuries, especially the lower-rated, higher-yielding fixed income sectors, which generated the best returns.

Looking ahead, there is no shortage of unresolved issues facing investors. Perhaps first and foremost is the fiscal cliff in the U.S. and its potential impact on the economy. The ongoing European sovereign debt crisis and questions whether China can orchestrate a soft landing for its economy could also impact investor sentiment. Given these and other macro uncertainties, periods of elevated market volatility are likely. At the same time, the Federal Reserve’s vow to keep short-term interest rates in a historically low range until at least mid-2015 should lead to overall solid demand for equities and non-Treasuries.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

1

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund Institutional Class generated a 9.60% total return for the 12 months ended October 31, 2012 and outperformed its benchmark, a 50/50 combination of the MSCI World Index and the JP Morgan Global Government Bond Index, which provided a 6.40% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Shifting investor sentiment due to mixed economic data, the European sovereign debt crisis and uncertainties regarding future central bank policy resulted in periods of global market volatility during the reporting period. Nonetheless, U.S. equities posted a double-digit gain during the period while both international developed and emerging market equities generated positive, but less robust returns. Within fixed income, developed market government bonds moved higher around the world, while lower-rated securities produced the strongest returns as investors looked to generate incremental yield in the low interest rate environment.

From an asset allocation perspective, the Fund benefited from maintaining an overweight to equities relative to the benchmark. Our fixed income exposure was also beneficial to results, whereas our currency exposure detracted from performance. The Fund’s macro positioning in fixed income securities was implemented primarily through derivatives, such as total return swaps and futures contracts on government bonds and broad-based fixed income indices. The Fund’s positioning in equity securities and its currency exposure were obtained through a combination of individual stocks, exchange traded funds (ETFs), and derivatives such as futures, forwards and swaps.

In equities, the Fund generally had an overweight position in the U.S. versus the benchmark, which added value during the period. The Fund also had an overweight in UK equities throughout the period and was generally underweighted in Japanese equities. Elsewhere, we were overweighted in eurozone equities for most of the period, generally underweighted in Australian equities and more tactical in our Canadian, Hong Kong and emerging market exposures. Overall, our equity positions led to positive performance during the period.

In fixed income markets, our overall positioning added value. The Fund’s positioning in UK gilts was the most beneficial as we tactically adjusted our fixed income positioning in the country and ended with an overweight versus the benchmark. The Fund had an overweight in U.S. Treasuries throughout the period, which was also beneficial. Detracting from relative results was our underweight position versus the benchmark in Australian government bonds.

In terms of the Fund’s currency exposure, we generally had a bias toward the U.S. dollar. However, we moved from an overweight to a neutral position in September 2012 and ended the period slightly negative on the greenback. One of the largest detractors from performance in the portfolio was our positioning in the Canadian dollar, as the Fund was mostly underweighted in the currency until the beginning of the third quarter. Although there were small gains in the yen and euro positions, it was not enough to offset the Canadian losses, and overall our currency positions detracted from the portfolio’s returns.

Elsewhere, the Fund’s security selection strategy was a significant driver of positive performance during the period. Geographically, most of the contributions to returns within the strategy came from successful long/short positions in the U.S. and UK. Security selection in continental Europe and Australia also added value, albeit to a lesser extent. In contrast, security selection in Canada and Asia (ex-Japan) detracted from results and these securities were subsequently eliminated from the portfolio.

Much of the Fund’s investment exposure is accomplished through the use of derivatives, which may not require the Fund to deposit the full notional amount of its investments with counterparties. The Fund’s resulting cash balances are invested in money market mutual funds. For the fiscal year, derivatives had a negative impact overall on total return.

Looking ahead, the global economy is facing numerous near-term challenges given the impending U.S. fiscal cliff, weakening data in the eurozone and uncertainty over whether China can avoid a hard landing for its economy. Within the equity markets, the Fund continues to have a modest overweight versus the benchmark. In particular, we have a favorable

2

view on U.S. equities. Within fixed income, we continue to have overweights in the UK, Japan, U.S. and Germany. In contrast, we have underweights in Canada and Australia. In the currency markets, we continue to be marginally negative on the U.S. dollar, with overweights in the Australian dollar, the Canadian dollar and the Swiss franc. We are flat to slightly negative on the euro and British pound, and quite negative on the yen.

Sincerely,

Wai Lee, Bobby T. Pornrojnangkool, Alexandre Da Silva, Ping Zhou,
Joseph V. Amato and Bradley Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

3

Global Allocation Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3
		Average Annual Total Return Ended 10/31/2012
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	9.60%	6.79%
Class A	12/29/2010	9.24%	6.44%
Class C	12/29/2010	8.34%	5.63%
With Sales Charge
Class A		2.93%	3.07%
Class C		7.35%	5.63%
Index
50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index1,2		6.40%	5.41%
MSCI World Index1,2		10.11%	4.03%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (“Management”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Global Allocation Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000’s omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

5

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated a 10.90% total return during the period from its inception on December 29, 2011 through October 31, 2012, but lagged its benchmark, the S&P 500 Index, which provided a 15.03% return for the period. (Performance for all share classes is provided in the table immediately following this letter.) The Fund’s underperformance was due largely to its hedged nature, with its net exposure (beta-adjusted) running at approximately 40%–50% net long during most of the period.

Shifting investor sentiment due to mixed economic data, the European sovereign debt crisis and uncertainties regarding future central bank policy resulted in periods of increased global market volatility during the reporting period. However, investors who took on greater risk were generally rewarded, and we believe the several setbacks in the global stock and bond markets were only temporary in nature. In addition to overall solid demand for riskier assets, the global markets were buoyed by aggressive actions taken by the Federal Reserve and European Central Bank to stimulate growth. Against this backdrop, U.S. equities posted a double-digit gain during the reporting period, whereas both international developed and emerging market equities generated positive, but less robust, returns. Within the fixed income market, lower-rated securities produced the strongest returns as investors looked to generate incremental yield in the low interest rate environment.

During the reporting period, we had a positive outlook on risk assets such as equities and high yield bonds. The long side of the portfolio expressed this view. Within our equity holdings, which represented the bulk of our long exposure, the largest contributions to performance came from our holdings in the Consumer Discretionary, Financial and Telecommunication Services sectors. The Fund also benefited from its overweight in the Utilities sector, where we found the growing dividend income stream of our utility holdings particularly attractive. Our utility holdings tend to be “non-traditional” utilities that we believe have unique growth opportunities linked to the ongoing need for water, transmission, natural gas and infrastructure investment.

We categorize our investments on the long side into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth investments demonstrate what we believe are attractive industry fundamentals, strong competitive positions, growing revenues and attractive re-investment opportunities. Total Return investments demonstrate what we believe are sustainable and/or growing streams of income that are underpinned by asset value and which can result in growing cash returns to shareholders. The Total Return category includes our fixed income holdings, which consisted mainly of high yield securities during the reporting period. Opportunistic investments are those where we find identifiable catalysts. This may include companies with management changes, company reorganizations, merger and acquisition activity and other market dislocations that have the potential to unlock intrinsic value.1

In favorable macro environments, the exposure to Capital Growth and Opportunistic fundamental longs historically tended to increase relative to the Total Return category. During the reporting period, the Capital Growth and Total Return categories represented the largest exposures in our long portfolio, with the single largest allocation varying by quarter. That said, Capital Growth was the largest contributor to the Fund’s performance while the Fund’s high yield securities within the Total Return category also significantly contributed to results.

The short exposure within the portfolio is broken into “Fundamental” shorts and “Market” shorts. During the reporting period, our Market shorts consisted of exchange traded funds, options and short futures positions on the S&P 500 Index. Given the U.S. stock market’s strong return during the period, our Market shorts—used in an effort to hedge the portfolio and manage overall exposure levels—detracted the most from the Fund’s performance. The majority of our derivatives exposure fell under our aforementioned Market short categorization.

Looking ahead, we anticipate that global economic indicators will remain mixed. Slowing European industrial activity further confirmed that region’s recession. We believe the Chinese leadership, which is expected to transition at the end of this year, is managing a combination of excess industrial capacity and poor capital allocation from its stimulus measures in 2008—09. Elsewhere, we believe the U.S. continues to be the “best house” in a gloomy global neighborhood. In

6

particular, we are optimistic that an improving housing environment could lead to better than expected income growth and employment figures. However, there is increased investor uncertainty related to post-November U.S. election policy and the looming fiscal cliff at the start of 2013.

Despite the aforementioned uncertainties, we feel that in times of uncertainty, higher risk assets such as equities and high yield bonds can present attractive risk-adjusted returns for those market participants with a long-term time horizon. We believe higher risk assets currently reflect a muted economic recovery, leaving further upside potential if the outlook were to become somewhat more sanguine. Our belief is partly based on our view that equity risk premiums are at multi-decade highs and reflect acute investor fear. Our positive view on the high yield market stems from our expectation for relatively low default rates.

Sincerely,

Charles Kantor
Portfolio Manager

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

1
Intrinsic value reflects the portfolio manager’s analysis and estimates of a company’s value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic value.

7

Long Short Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Investments)
	Long	Short
Common Stocks	60.1%	(5.5)%
Preferred Stocks	0.8	—
Corporate Debt Securities	19.8	—
Options	0.0	—
Exchange Traded Funds	—	(3.5)
Short-Term Investments	28.3
Total	109.0%	(9.0)%

PERFORMANCE HIGHLIGHTS
	Inception Date	Cumulative Total Return Ended 10/31/2012 Life of Fund
At NAV
Institutional Class	12/29/2011	10.90%
Class A	12/29/2011	10.60%
Class C	12/29/2011	9.90%
With Sales Charge
Class A		4.24%
Class C		8.90%
Index
S&P 500 Index1,2		15.03%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (“Management”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

8

Long Short Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000’s omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

9

Endnotes (Unaudited)

1
Please see “Glossary of Indices” on page 11 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC (“Management”) and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

2	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3
During the period from December 29, 2010 through April 30, 2011, the Fund had only one shareholder, which could have impacted Fund performance, and the Fund was relatively small. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

For more complete information on any of the Neuberger Berman Alternative Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

10

Glossary of Indices (Unaudited)

MSCI World Index:
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index:
The 50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index is a blended index combining the performance of two separate indexes, the MSCI World Index and the J.P. Morgan Global Government Bond Index. The blended index tracks the performance of the two indexes at a 50%/50% weight, and is rebalanced monthly. The J.P. Morgan Global Government Bond Index (GBI) provides a comprehensive measure for the performance of market-weighted local currency denominated fixed rate government debt of large developed government bond markets. As of February 2011, this index covered 13 countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom, and the United States. The index measures returns in USD terms with no currency hedging and is rebalanced monthly. All government debt issues with at least 13 months remaining to maturity and meeting liquidity requirements are included in the index.

S&P 500 Index:
The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

11

Information About Your Fund’s Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2012 and held for the entire period. The table illustrates each Fund’s costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period when the Fund was operational. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads)(if applicable). Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

12

Expense Information as of 10/31/12 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During the Period(1) 5/1/12 - 10/31/12	Expense Ratio	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During the Period(1) 5/1/12 - 10/31/12	Expense Ratio
Global Allocation Fund
Institutional Class	$1,000.00	$1,016.80	$9.18	1.81%	$1,000.00	$1,016.04	$9.17	1.81%
Class A	$1,000.00	$1,015.90	$10.79	2.13%	$1,000.00	$1,014.43	$10.79	2.13%
Class C	$1,000.00	$1,011.00	$14.15	2.80%	$1,000.00	$1,011.06	$14.15	2.80%
Long Short Fund
Institutional Class	$1,000.00	$1,042.30	$9.50	1.85%	$1,000.00	$1,015.84	$9.37	1.85%
Class A	$1,000.00	$1,041.40	$11.14	2.17%	$1,000.00	$1,014.23	$10.99	2.17%
Class C	$1,000.00	$1,036.80	$15.10	2.95%	$1,000.00	$1,010.31	$14.91	2.95%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

13

Schedule of Investments Global Allocation Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)
1	Western Refining, Inc.	United States	Oil, Gas & Consumable Fuels	1.4%
2	American International Group, Inc.	United States	Insurance	1.4%
3	Quad/Graphics, Inc.	United States	Commercial Services & Supplies	1.2%
4	Pace PLC	United Kingdom	Communications Equipment	1.2%
5	Global Cash Access Holdings, Inc.	United States	IT Services	1.1%
6	Aegon NV	Netherlands	Insurance	1.1%
7	Citizens Republic Bancorp, Inc.	United States	Commercial Banks	1.1%
8	Harbinger Group, Inc.	United States	Household Products	1.0%
9	Ophir Energy PLC	United Kingdom	Oil, Gas & Consumable Fuels	1.0%
10	Vanguard MSCI Emerging Markets	United States	Exchange Traded Funds	1.0%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)
1	InterDigital, Inc.	United States	Communications Equipment	(1.6)%
2	Lam Research Corp.	United States	Semiconductors & Semiconductor Equipment	(1.5)%
3	Weir Group PLC	United Kingdom	Machinery	(1.2)%
4	Vornado Realty Trust	United States	Real Estate Investment Trusts	(1.1)%
5	InterMune, Inc.	United States	Biotechnology	(1.1)%
6	Cypress Semiconductor Corp.	United States	Semiconductors & Semiconductor Equipment	(1.0)%
7	Amer Sports Oyj	Finland	Leisure Equipment & Products	(1.0)%
8	HEICO Corp.	United States	Aerospace & Defense	(1.0)%
9	UDR, Inc.	United States	Real Estate Investment Trusts	(1.0)%
10	Uponor Oyj	Finland	Building Products	(1.0)%

	Number of Shares	Value†

Long Positions (93.9%)

Common Stocks (25.7%)

Australia (0.9%)

Primary Health Care Ltd.	15,848	$ 63,995
Qantas Airways Ltd.	46,177	63,752	*
		127,747
Belgium (1.4%)
Ageas	2,200	55,990
KBC Ancora	10,067	99,559	*
KBC Groep NV	1,987	46,641
		202,190
Bermuda (0.9%)

Assured Guaranty Ltd.	9,681	134,469

Denmark (0.8%)
Pandora A/S	6,869	109,086

Israel (0.4%)
magicJack VocalTec Ltd.	3,190	64,917	*È

Italy (0.8%)
Autostrada Torino-Milano SpA	12,087	121,024

Netherlands (1.1%)
Aegon NV	28,503	159,155

Puerto Rico (0.3%)
First BanCorp/Puerto Rico	9,601	40,708	*

Switzerland (0.7%)
Swiss Life Holding AG	791	99,544	*

United Kingdom (4.4%)
Bumi PLC	22,184	85,274	*
International Personal Finance PLC	264	1,478
Ophir Energy PLC	15,829	141,642	*
Pace PLC	55,643	167,017
SuperGroup PLC	9,585	103,402	*
SVG Capital PLC	33,442	139,181	*
		637,994
United States (14.0%)
Alon USA Energy, Inc.	7,919	103,976	È
American International Group, Inc.	5,611	195,992	*ØØ
Array BioPharma, Inc.	5,457	22,592	*È
Bridgepoint Education, Inc.	1,073	10,730	*
Citizens Republic Bancorp, Inc.	8,565	155,369	*È
CNO Financial Group, Inc.	14,281	136,812	È
Conn’s, Inc.	1,588	40,224	*È
Delek US Holdings, Inc.	3,406	87,704	È
GenCorp, Inc.	10,968	96,738	*È
Global Cash Access Holdings, Inc.	23,298	164,251	*
Harbinger Group, Inc.	16,428	143,745	*È
Leap Wireless International, Inc.	2,787	14,883	*È
MBIA, Inc.	1,346	13,325	*
Quad/ Graphics, Inc.	9,834	180,257	È
Select Medical Holdings Corp.	13,262	140,445	*È
Smith & Wesson Holding Corp.	12,255	117,648	*È
Symetra Financial Corp.	10,334	123,491	ØØ
US AIrways Group, Inc.	6,959	84,761	*È
Western Refining, Inc.	7,887	196,150	È
		2,029,093

Total Common Stocks (Cost $3,684,648)		3,725,927

See Notes to Schedule of Investments	14

	Number of Shares	Value†
Exchange Traded Funds (1.0%)
Vanguard MSCI Emerging Markets (Cost $143,740)	3,403	$ 141,190

Short-Term Investments (67.2%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $9,736,858)	9,736,858	9,736,858	ØØ

Total Long Positions (93.9%) (Cost $13,565,246)		13,603,975	##

Cash, receivables and other assets, less liabilities (30.9%)		4,479,869±

Short Positions (see summary below) ((24.8)%)		(3,596,769)

Total Net Assets (100.0%)		$ 14,487,075

Short Positions ((24.8)%)

Common Stocks Sold Short (24.8%)‡

Australia (0.6%)
Paladin Energy Ltd.	(78,379)	(92,345	)*

Denmark (0.7%)
Novozymes A/S	(3,487)	(96,333)

Finland (2.2%)
Amer Sports Oyj	(10,406)	(147,286)
Tikkurila Oyj	(1,095)	(20,749)
Uponor Oyj	(12,827)	(144,644)
		(312,679)
France (0.5%)
Peugeot SA	(10,887)	(69,653	)*

Netherlands (0.5%)
TNT Express NV	(6,674)	(70,294	)*
Switzerland (1.1%)
Pentair Ltd.	(1,619)	(68,387)
Temenos Group AG	(6,050)	(99,068	)*
		(167,455)
United Kingdom (4.1%)
Imagination Technologies Group PLC	(6,174)	(45,492	)*
Michael Page International PLC	(2,334)	(13,575)
New World Resources PLC A Shares	(28,183)	(116,657)
Petropavlovsk PLC	(7,487)	(48,727)
Salamander Energy PLC	(25,967)	(80,666	)*
Tullow Oil PLC	(5,137)	(116,389)
Weir Group PLC	(6,106)	(171,649)
		(593,155)
United States (15.1%)
Altera Corp.	(2,738)	(83,454)
Apartment Investment & Management Co., Class A	(3,635)	(97,018)
Atmel Corp.	(19,384)	(90,426	)*
Cypress Semiconductor Corp.	(14,975)	(148,402	)*
Equity Lifestyle Properties, Inc.	(679)	(45,717)
Equity Residential	(2,514)	(144,329)
Fossil, Inc.	(1,509)	(131,434	)*
Halcon Resources Corp.	(11,633)	(75,266	)*
HEICO Corp.	(3,759)	(145,210)
InterDigital, Inc.	(5,925)	(225,683)
InterMune, Inc.	(19,804)	(157,442	)*
Lam Research Corp.	(6,296)	(222,878	)*
McDermott International, Inc.	(11,188)	(119,824	)*
Mid-America Apartment Communities	(1,456)	(94,218)
Public Storage	(790)	(109,518)
UDR, Inc.	(5,967)	(144,819)
Vornado Realty Trust	(1,985)	(159,217)
		(2,194,855)
Total Short Positions (Proceeds $(3,779,924))		(3,596,769)

See Notes to Schedule of Investments	15

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)
Industry	Investments at Value†	Percentage of Net Assets
Insurance	$918,778	6.3%
Oil, Gas & Consumable Fuels	614,746	4.2%
Commercial Banks	242,718	1.7%
Health Care Providers & Services	204,440	1.4%
Commercial Services & Supplies	180,257	1.2%
Communications Equipment	167,017	1.2%
IT Services	164,251	1.1%
Airlines	148,513	1.0%
Household Products	143,745	1.0%
Specialty Retail	143,626	1.0%
Exchange Traded Funds	141,190	1.0%
Capital Markets	139,181	1.0%
Transportation Infrastructure	121,024	0.8%
Leisure Equipment & Products	117,648	0.8%
Textiles, Apparel & Luxury Goods	109,086	0.8%
Diversified Financial Services	99,559	0.7%
Aerospace & Defense	96,738	0.7%
Diversified Telecommunication Services	64,917	0.4%
Biotechnology	22,592	0.2%
Wireless Telecommunication Services	14,883	0.1%
Diversified Consumer Services	10,730	0.1%
Consumer Finance	1,478	0.0%
Short-Term Investments and Other Assets—Net	14,216,727	98.1%
Short Positions (see summary below)	(3,596,769)	(24.8)%
	$14,487,075	100.0%

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)
Industry	Investments at Value†	Percentage of Net Assets
Real Estate Investment Trusts	$(794,836)	(5.5)%
Semiconductors & Semiconductor Equipment	(590,652)	(4.1)%
Oil, Gas & Consumable Fuels	(364,666)	(2.5)%
Machinery	(240,036)	(1.7)%
Communications Equipment	(225,683)	(1.6)%
Metals & Mining	(165,384)	(1.1)%
Biotechnology	(157,442)	(1.1)%
Leisure Equipment & Products	(147,286)	(1.0)%
Aerospace & Defense	(145,210)	(1.0)%
Building Products	(144,644)	(1.0)%
Textiles, Apparel & Luxury Goods	(131,434)	(0.9)%
Energy Equipment & Services	(119,824)	(0.8)%
Chemicals	(117,082)	(0.8)%
Software	(99,068)	(0.7)%
Air Freight & Logistics	(70,294)	(0.5)%
Automobiles	(69,653)	(0.4)%
Professional Services	(13,575)	(0.1)%
Total Common Stocks Sold Short	$(3,596,769)	(24.8)%

See Notes to Schedule of Investments	16

Schedule of Investments Long Short Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)
1	Wolverine World Wide, Inc.	1.6%
2	Lorillard, Inc.	1.5%
3	Target Corp.	1.5%
4	Enbridge, Inc.	1.5%
5	DaVita HealthCare Partners, Inc.	1.5%
6	American Water Works Co., Inc.	1.5%
7	Dunkin’ Brands Group, Inc.	1.5%
8	Northeast Utilities	1.4%
9	McDonald’s Corp.	1.4%
10	CME Group, Inc.	1.4%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)
1	iShares MSCI Germany Index Fund	(0.5)%
2	Dean Foods Co.	(0.5)%
3	Five Below, Inc.	(0.4)%
4	Guggenheim S&P 500 Equal Weight ETF	(0.4)%
5	NXP Semiconductors NV	(0.4)%
6	Lam Research Corp.	(0.4)%
7	Market Vectors Semiconductor	(0.4)%
8	NIKE, Inc. Class B	(0.3)%
9	Financial Select Sector SPDR Fund	(0.3)%
10	CurrencyShares Euro Trust	(0.3)%

	Number of Shares	Value†
Long Positions (106.6%)

Common Stocks (58.7%)

Aerospace & Defense (1.4%)
Boeing Co.	16,300	$ 1,148,172	ØØ
Precision Castparts Corp.	3,500	605,745	ØØ
		1,753,917
Air Freight & Logistics (0.7%)
United Parcel Service, Inc. Class B	11,000	805,750	ØØ

Biotechnology (0.5%)
Abcam PLC	89,000	552,951

Chemicals (0.7%)
Ashland, Inc.	12,000	853,800

Commercial Banks (1.4%)
Fifth Third Bancorp	41,500	602,995	ØØ
U.S. Bancorp	17,000	564,570	ØØ
Wells Fargo & Co.	18,000	606,420	ØØ
		1,773,985
Communications Equipment (0.4%)
Juniper Networks, Inc.	31,000	513,670	*ØØ

Computers & Peripherals (2.5%)
Apple, Inc.	2,000	1,190,200	ØØ
EMC Corp.	18,500	451,770	*ØØ
NetApp, Inc.	23,000	618,700	*
SanDisk Corp.	18,200	760,032	*ØØ
		3,020,702
Consumer Finance (0.5%)
SLM Corp.	37,000	650,460	ØØ

Diversified Consumer Services (0.5%)
K12, Inc.	30,000	614,100	*ØØ

Diversified Financial Services (3.2%)
Citigroup, Inc.	42,000	1,570,380	ØØ
CME Group, Inc.	31,000	1,733,830	ØØ
JPMorgan Chase & Co.	14,900	621,032	ØØ
		3,925,242
Electric Utilities (2.4%)
Brookfield Infrastructure Partners LP	35,000	1,202,250
Northeast Utilities	45,000	1,768,500	ØØ
		2,970,750
Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp. Class A	10,000	601,300

Energy Equipment & Services (0.8%)
Baker Hughes, Inc.	11,750	493,147	ØØ
Schlumberger Ltd.	7,500	521,475	ØØ
		1,014,622
Food & Staples Retailing (0.5%)
Walgreen Co.	17,000	598,910	ØØ

Food Products (0.1%)
WhiteWave Foods Co. Class A	4,000	65,880	*

Health Care Equipment & Supplies (0.5%)
Sirona Dental Systems, Inc.	10,100	578,326	*ØØ

Health Care Providers & Services (2.6%)
Accretive Health, Inc.	32,500	383,175	*
DaVita HealthCare Partners, Inc.	16,200	1,822,824	*ØØ
HealthSouth Corp.	20,000	442,600	*ØØ
HMS Holdings Corp.	24,900	574,941	*ØØ
		3,223,540

See Notes to Schedule of Investments	17

	Number of Shares	Value†
Hotels, Restaurants & Leisure (3.8%)
Arcos Dorados Holdings, Inc. Class A	63,000	$ 813,330
Dunkin' Brands Group, Inc.	58,500	1,813,500	ØØ
McDonald's Corp.	20,000	1,736,000	ØØ
Wyndham Worldwide Corp.	7,200	362,880	ØØ
		4,725,710
Household Durables (0.7%)
Lennar Corp. Class A	23,500	880,545

Household Products (1.0%)
Procter & Gamble Co.	17,500	1,211,700

Independent Power Producers & Energy Traders (0.4%)
Brookfield Renewable Energy Partners LP	18,200	540,959

Industrial Conglomerates (0.5%)
3M Co.	7,100	621,960	ØØ

Insurance (0.5%)
American International Group, Inc.	19,000	663,670	*

Internet Software & Services (1.7%)
eBay, Inc.	13,625	657,951	*ØØ
Facebook, Inc. Class A	23,000	485,645	*
Google, Inc. Class A	1,300	883,701	*ØØ
		2,027,297
IT Services (1.1%)
Vantiv, Inc. Class A	32,800	661,904	*ØØ
Visa, Inc. Class A	5,000	693,800	ØØ
		1,355,704
Machinery (0.8%)
Ingersoll- Rand PLC	22,000	1,034,660

Media (0.4%)
Regal Entertainment Group Class A	35,000	537,600	ØØ

Metals & Mining (1.4%)
Steel Dynamics, Inc.	80,000	1,012,000	ØØ
Walter Energy, Inc.	20,000	699,200	ØØ
		1,711,200
Multi-Utilities (2.0%)
NiSource, Inc.	34,000	865,980	ØØ
Wisconsin Energy Corp.	41,300	1,588,811	ØØ
		2,454,791
Multiline Retail (1.5%)
Target Corp.	29,000	1,848,750	ØØ

Oil, Gas & Consumable Fuels (7.2%)
Alpha Natural Resources, Inc.	198,000	1,696,860	*ØØ
Cabot Oil & Gas Corp.	23,000	1,080,540
Enbridge, Inc.	46,000	1,829,420
Forest Oil Corp.	100,000	758,000	*
Kinder Morgan, Inc.	17,000	590,070	ØØ
Peabody Energy Corp.	53,000	1,478,700	ØØ
Pioneer Natural Resources Co.	5,300	559,945	ØØ
Teekay Corp.	30,000	918,300
		8,911,835
Paper & Forest Products (0.5%)
International Paper Co.	18,000	644,940

Pharmaceuticals (1.2%)
Bristol-Myers Squibb Co.	44,000	1,463,000	ØØ

Professional Services (1.5%)
Nielsen Holdings NV	31,800	919,656	*
Verisk Analytics, Inc. Class A	18,000	918,000	*ØØ
		1,837,656
Real Estate Management & Development (1.0%)
Brookfield Asset Management, Inc. Class A	17,000	585,480
Forest City Enterprises, Inc. Class A	38,000	609,900	*ØØ
		1,195,380
Semiconductors & Semiconductor Equipment (0.8%)
Altera Corp.	13,000	396,240	ØØ
ASML Holding NV ADR	10,000	549,700	ØØ
		945,940
Software (1.2%)
Activision Blizzard, Inc.	45,000	490,050	ØØ
Electronic Arts, Inc.	38,000	469,300	*ØØ
Oracle Corp.	17,400	540,270	ØØ
		1,499,620
Specialty Retail (3.2%)
Asbury Automotive Group, Inc.	21,000	666,120	*ØØ
Home Depot, Inc.	14,000	859,320	ØØ
Sally Beauty Holdings, Inc.	62,000	1,492,960	*ØØ
Tractor Supply Co.	9,000	866,160	ØØ
		3,884,560
Textiles, Apparel & Luxury Goods (1.6%)
Wolverine World Wide, Inc.	47,000	1,967,890	ØØ

Tobacco (2.0%)
Lorillard, Inc.	16,000	1,856,160	ØØ
Philip Morris International, Inc.	7,000	619,920
		2,476,080
Water Utilities (1.5%)
American Water Works Co., Inc.	49,500	1,818,630	ØØ

Wireless Telecommunication Services (2.0%)
MetroPCS Communications, Inc.	51,000	520,710	*ØØ
SBA Communications Corp. Class A	14,000	932,820	*
Sprint Nextel Corp.	176,000	975,040	*
		2,428,570
Total Common Stocks (Cost $70,722,126)		72,206,552

See Notes to Schedule of Investments	18

	Number of Shares	Value†
Preferred Stocks (0.8%)

Automobiles (0.5%)
General Motors Co., Ser. B, 4.75%	16,200	$ 658,044

Banks (0.2%)
GMAC Capital Trust I, Ser. 2, 8.13%	9,000	235,260

Diversified Financial Services (0.1%)
Citigroup Capital XIII, 7.88%	2,600	72,306

Total Preferred Stocks (Cost $873,284)		965,610
	Principal Amount
Corporate Debt Securities (19.4%)

Auto Parts & Equipment (2.3%)
American Axle & Manufacturing, Inc., Guaranteed Notes, 6.63%, due 10/15/22	1,565,000	1,547,394
The Goodyear Tire & Rubber Co., Guaranteed Notes, 7.00%, due 5/15/22	1,170,000	1,227,037
		2,774,431
Banks (0.4%)
Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	465,000	492,051
Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	50,000	59,630
		551,681
Building Materials (0.1%)
Masco Corp., Senior Unsecured Notes, 5.95%, due 3/15/22	100,000	111,896

Masco Corp., Senior Unsecured Notes, 7.13%, due 3/15/20	27,000	31,313
		143,209
Coal (1.5%)
Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	550,000	556,875
Arch Coal, Inc., Guaranteed Notes, 7.00%, due 6/15/19	780,000	692,250
Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	650,000	575,250
		1,824,375
Commercial Services (0.1%)
Avis Budget Car Rental LLC, Guaranteed Notes, 8.25%, due 1/15/19	150,000	163,688

Diversified Financial Services (0.7%)
E*TRADE Financial Corp., Senior Unsecured Notes, 6.75%, due 6/1/16	705,000	749,063
SLM Corp., Unsecured MediumTerm Notes, 6.00%, due, 1/25/17	100,000	108,500
		857,563
Entertainment (0.3%)
Regal Entertainment Group, Guaranteed Notes, 9.13%, due 8/15/18	300,000	333,000

Food (0.6%)
Smithfield Foods, Inc., Senior Unsecured Notes, 6.63%, due 8/15/22	260,000	272,350
SUPERVALU, Inc., Senior Unsecured Notes, 8.00%, due 5/1/16	500,000	476,250
		748,600
Healthcare-Services (1.7%)
CHS/Community Health Systems, Inc., Guaranteed Notes, 7.13%, due 7/15/20	1,125,000	1,189,687
DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	700,000	731,500
HCA Holdings, Inc., Senior Unsecured Notes, 7.75%, due 5/15/21	100,000	107,750
		2,028,937
Iron—Steel (1.5%)
AK Steel Corp., Guaranteed Notes, 7.63%, due 5/15/20	1,145,000	990,425
United States Steel Corp., Senior Unsecured Notes, 7.38%, due 4/1/20	625,000	628,125
United States Steel Corp., Senior Unsecured Notes, 7.50%, due 3/15/22	175,000	174,125
		1,792,675
Media (1.2%)
Cablevision Systems Corp., Senior Unsecured Notes, 7.75%, due 4/15/18	515,000	572,294
CCO Holdings LLC, Guaranteed Notes, 6.63%, due 1/31/22	225,000	244,125
Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	400,000	381,000

See Notes to Schedule of Investments	19

	Principal Amount	Value†
Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	$ 250,000	$ 268,125
		1,465,544
Oil & Gas (4.8%)
Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	340,000	344,250
Chesapeake Energy Corp., Guaranteed Notes, 6.78%, due 3/15/19	955,000	957,387
EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	1,725,000	1,621,500
Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	1,310,000	1,329,650
Plains Exploration & Production Co., Guaranteed Notes, 6.88%, due 2/15/23	200,000	199,750
SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	1,285,000	1,336,400
SandRidge Energy, Inc., Guaranteed Notes, 8.75%, due 1/15/20	125,000	135,000
		5,923,937
Retail (1.5%)
JC Penney Corp., Inc., Senior Unsecured Notes, 5.65%, due 6/1/20	1,795,000	1,667,106
The Gap, Inc. Senior Unsecured Notes, 5.95%, due 4/12/21	110,000	125,008
		1,792,114

Semiconductor (0.9%)
Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	1,270,000	1,155,700

Telecommunications (0.9%)
MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	720,000	774,000
Sprint Nextel Corp., Senior Unsecured Notes, 8.38%, due 8/15/17	325,000	377,000
		1,151,000
Transportation (0.9%)
Swift Services Holdings, Inc., Secured Notes, 10.00%, due 11/15/18	1,035,000	1,110,038

Total Corporate Debt Securities (Cost $23,628,644)		23,816,492
	Contracts
Purchased Options (0.0%)
SPDR S&P 500 ETF Trust, Put, November 2012 @140	50	8,600
SPDR S&P 500 ETF Trust, Put, November 2012 @143	50	15,950
Total Purchased Options (Cost $21,650)		24,550
	Number of Shares
Short-Term Investments (27.7%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $33,999,951)	33,999,951	33,999,951	ØØ

Total Long Positions (106.6%) (Cost $129,245,655)		131,013,155	##

Cash, receivables and other assets, less liabilities (2.3%)		$2,807,211±

Short Positions (see summary below) ((8.9)%)		(10,855,520)

Total Net Assets (100.0%)		$122,964,846

Short Positions ((8.9)%)

Common Stocks Sold Short (5.4%)‡

Capital Markets (0.4%)
Federated Investors, Inc., Class B	(8,300)	(192,892)
Goldman Sachs Group, Inc.	(1,600)	(195,824)
Legg Mason, Inc.	(4,500)	(114,660)
		(503,376)
Commercial Services & Supplies (0.3%)
Toppan Printing Co. Ltd.	(65,000)	(375,360)

Communications Equipment (0.1%)
F5 Networks, Inc.	(1,250)	(103,100	)*

Computers & Peripherals (0.3%)
Dell, Inc.	(32,300)	(298,129)

Electrical Equipment (0.3%)
Rockwell Automation, Inc.	(4,700)	(333,982)

Food Products (0.5%)
Dean Foods Co.	(31,800)	(535,512	)*

Hotels, Restaurants & Leisure (0.3%)
Brinker International, Inc.	(2,500)	(77,000)
Darden Restaurants, Inc.	(6,200)	(326,244)
		(403,244)
Internet & Catalog Retail (0.1%)
Amazon.com, Inc.	(400)	(93,128	)*

Machinery (0.5%)
Kennametal, Inc.	(8,300)	(293,986)
WABCO Holdings, Inc.	(6,200)	(363,134	)*
		(657,120)

See Notes to Schedule of Investments	20

	Number of Shares	Value†
Multiline Retail (0.1%)
Family Dollar Stores, Inc.	(1,500)	$ (98,940)

Professional Services (0.1%)
Dun & Bradstreet Corp.	(1,850)	(149,924)

Semiconductors & Semiconductor Equipment (1.2%)
Lam Research Corp.	(13,200)	(467,280)*
Micron Technology, Inc.	(39,000)	(211,575)*
NXP Semiconductors NV	(19,400)	(470,644)*
Xilinx, Inc.	(10,600)	(347,256)
		(1,496,755)
Specialty Retail (0.4%)
Five Below, Inc.	(16,000)	(530,240)*
Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	(4,000)	(224,200)
NIKE, Inc. Class B	(4,700)	(429,486)
		(653,686)
Trading Companies & Distributors (0.3%)
Fastenal Co.	(7,900)	(353,130)

Total Common Stocks Sold Short (Proceeds $(6,647,793))		(6,585,626)

Exchange Traded Funds Sold Short (3.5%)
Consumer Discretionary Select Sector SPDR Fund	(8,500)	(391,595)
CurrencyShares Euro Trust	(3,200)	(411,840)
Financial Select Sector SPDR Fund	(27,000)	(428,760)
Guggenheim S&P 500 Equal Weight ETF	(10,000)	(517,500)
iShares Dow Jones U.S. Real Estate Index Fund	(6,200)	(396,986)
iShares MSCI Brazil Index Fund	(7,250)	(386,570)
iShares MSCI France Index Fund	(5,100)	(110,109)
iShares MSCI Germany Index Fund	(24,200)	(555,148)
Market Vectors Semiconductor	(15,000)	(466,350)*
Materials Select Sector SPDR Trust	(5,000)	(179,950)
Powershares QQQ Trust Series 1	(3,300)	(214,335)
Technology Select Sector SPDR Fund	(7,300)	(210,751)

Total Exchange Traded Funds Sold Short (Proceeds $(4,225,316))		(4,269,894)

Total Short Positions (Proceeds $(10,873,109))		(10,855,520)

See Notes to Schedule of Investments	21

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by each of Neuberger Berman Global Allocation Fund (“Global Allocation”) and Neuberger Berman Long Short Fund (“Long Short”) (each individually a “Fund,” and collectively, the “Funds”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments
	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

	●	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in equity securities (long and short positions), exchange traded funds, purchased option contracts and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds’ investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available.

The value of financial futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts is determined by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service’s network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

See Notes to Financial Statements	22

Notes to Schedule of Investments (cont’d)

The value of total return swaps is determined by obtaining valuations from an independent pricing service using the underlying index and stated LIBOR (“London Interbank Offered Rate”) rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Government Money Market Fund Institutional Class are valued using the fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds’ Board of Trustees (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures, or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds’ investments as of October 31, 2012:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Global Allocation
Investments:
Common Stocks^	$3,725,927	$—	$—	$3,725,927
Exchange Traded Funds	141,190	—	—	141,190
Short-Term Investments	—	9,736,858	—	9,736,858
Total Long Positions	3,867,117	9,736,858	—	13,603,975

See Notes to Financial Statements	23

Notes to Schedule of Investments (cont’d)
	Level 1	Level 2	Level 3	Total
Long Short
Investments:
Common Stocks^	$72,206,552	$—	$—	$72,206,552
Preferred Stocks^	965,610	—	—	965,610
Corporate Debt Securities^	—	23,816,492	—	23,816,492
Purchased Options	24,550	—	—	24,550
Short-Term Investments	—	33,999,951	—	33,999,951
Total Long Positions	73,196,712	57,816,443	—	131,013,155

^	The Schedule of Investments provides information on the industry and/or country categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Funds’ derivatives as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts	$—	$7,085	$—	$7,085
Futures contracts	12,710	—	—	12,710
Total	$12,710	$7,085	$—	$19,795
Long Short
Futures contracts	$179,197	$—	$—	$179,197
Total	$179,197	$—	$—	$179,197

The following is a summary, categorized by Level, of inputs used to value the Funds’ investments as of October 31, 2012:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Global Allocation
Common Stocks Sold Short^	$(3,596,769)	$—	$—	(3,596,769)
Total	$(3,596,769)	$—	$—	(3,596,769)
Long Short
Common Stocks Sold Short^	$(6,585,626)	$—	$—	(6,585,626)
Exchange Traded Funds Sold Short	(4,269,894)	—	—	(4,269,894)
Total	$(10,855,520)	$—	$—	(10,855,520)

^	The Schedule of Investments provides information on the industry and/or country categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Funds’ derivatives as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts	$—	$(10,801)	$—	$(10,801)
Total return swaps	—	(85,032)	—	(85,032)
Total	$—	$(95,833)	$—	$(95,833)

The Funds had no significant transfers between Levels 1 and 2 during the year ended October 31, 2012.

See Notes to Financial Statements	24

Notes to Schedule of Investments (cont’d)

##	At October 31, 2012, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation	$13,569,452	$293,804	$259,281	$34,523
Long Short	129,269,506	3,537,756	1,794,107	1,743,649

*	Security did not produce income during the last twelve months.

È	All or a portion of this security is on loan.

ØØ
All or a portion of this security is segregated in connection with obligations for common stocks sold short and/or forward foreign currency contracts and/or total return swap contracts and/or financial futures contracts.

‡
At October 31, 2012, Global Allocation had deposited $3,713,942 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short. This collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities. At October 31, 2012, Long Short had pledged securities in the amount of $10,590,065 to cover collateral requirements for borrowing in connection with securities sold short.

±	See Note A-14 in the Notes to Financial Statements for the Funds’ open positions in derivatives at October 31, 2012.

See Notes to Financial Statements	25

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds
	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	October 31, 2012	October 31, 2012
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers	$13,603,975	$131,013,155
Cash	—	211,532
Foreign currency	52,573	—
Deposits with brokers for short sales (Note A-11)	3,581,558	—
Deposits with brokers for futures contracts (Note A-14)	828,920	279,210
Dividends and interest receivable	1,514	532,954
Receivable for securities sold	14,073	954,144
Receivable for Fund shares sold	143,211	4,724,003
Receivable from Management—net (Note B)	34,046	—
Cash collateral for securities loaned (Note A-12)	132,384	—
Receivable for variation margin (Note A-14)	—	179,197
Receivable for open forward foreign currency contracts (Note A-14)	7,085	—
Prepaid expenses and other assets	29,910	56,978
Total Assets	18,429,249	137,951,173
Liabilities
Investments sold short, at value (Note A) (proceeds $3,779,924 & $10,873,109, respectively)	3,596,769	10,855,520
Total return swaps, at value (Note A-14)	85,032	—
Dividends payable for short sales	1,748	4,759
Payable for collateral on securities loaned (Note A-12)	132,384	—
Payable to investment manager (Note B)	10,646	105,135
Payable for securities purchased	—	3,901,435
Payable for Fund shares redeemed	—	16,053
Payable to administrator—net (Note B)	—	4,560
Payable for variation margin (Note A-14)	5,827	—
Payable for open forward foreign currency contracts (Note A-14)	10,801	—
Accrued expenses and other payables	98,967	98,865
Total Liabilities	3,942,174	14,986,327
Net Assets	$14,487,075	$122,964,846
Net Assets consist of:
Paid-in capital	$14,743,818	$120,235,405
Undistributed net investment income (loss)	307,037	106,349
Accumulated net realized gains (losses) on investments	(708,951)	658,792
Net unrealized appreciation (depreciation) in value of investments	145,171	1,964,300
Net Assets	$14,487,075	$122,964,846
Net Assets
Institutional Class	$8,904,946	$92,584,287
Class A	3,417,851	27,025,262
Class C	2,164,278	3,355,297

See Notes to Financial Statements	26

Statements of Assets and Liabilities (cont’d)

Neuberger Berman Alternative Funds (cont’d)
	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	October 31, 2012	October 31, 2012
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	864,603	8,345,917
Class A	333,592	2,443,785
Class C	213,603	305,335
Net Asset Value, offering and redemption price per share
Institutional Class	$10.30	$11.09
Net Asset Value and redemption price per share
Class A	$10.25	$11.06
Offering Price per share
Class A‡	$10.88	$11.73
Net Asset Value and offering price per share
Class C^	$10.13	$10.99
†Securities on loan, at value:
Unaffiliated issuers	$129,711	$—
*Cost of Investments	$13,565,246	$129,245,655
Total cost of foreign currency	$53,070	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements	27

Statements of Operations

Neuberger Berman Alternative Funds

	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	For the Year Ended October 31, 2012	Period from December 29, 2011 (Commencement of Operations) to October 31, 2012
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$76,036	$282,030
Interest income—unaffiliated issuers	2,006	435,336
Income from securities loaned—net (Note A-12)	516	—
Foreign taxes withheld	(2,814)	(2,554)
Total income	$75,744	$714,812

Expenses:
Investment management fees (Note B)	131,136	384,136
Administration fees (Note B)	8,742	19,207
Administration fees (Note B):
Institutional Class	9,256	24,511
Class A	7,537	8,008
Class C	1,036	1,546
Distribution fees (Note B):
Class A	9,421	10,010
Class C	5,178	7,733
Shareholder servicing agent fees:
Institutional Class	1,108	8,936
Class A	785	7,247
Class C	304	3,772
Organization expense (Note A-8)	—	83,955
Audit fees	58,600	29,000
Custodian fees (Note A)	105,302	49,618
Insurance expense	411	313
Legal fees	147,300	74,792
Registration and filing fees	71,211	38,858
Shareholder reports	25,634	45,000
Trustees’ fees and expenses	52,644	39,616
Short sales expense (Note A-11)	106,464	93,989
Miscellaneous	10,929	2,694
Total expenses	752,998	932,941
Expenses reimbursed by Management (Note B)	(487,374)	(323,680)
Expenses reduced by custodian fee expense offset arrangement (Note A-16)	(9)	(76)
Total net expenses	265,615	609,185
Net investment income (loss)	$(189,871)	$105,627

See Notes to Financial Statements	28

Statements of Operations (cont’d)

Neuberger Berman Alternative Funds (cont’d)
	GLOBAL ALLOCATION FUND	LONG SHORT FUND
	For the Year Ended October 31, 2012	Period from December 29, 2011 (Commencement of Operations) to October 31, 2012
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	118,953	687,331
Sales of investment securities of unaffiliated issuers sold short	168,490	118,694
Forward foreign currency contracts	(76,303)	—
Foreign currency	(10,527)	26
Financial futures contracts	(846,716)	(194,666)
Options written	—	47,780
Total return swap contracts	1,176,178	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	86,823	1,767,500
Unaffiliated investment securities sold short	22,869	17,589
Forward foreign currency contracts	4,712	—
Foreign currency	130	14
Financial futures contracts	41,237	179,197
Total return swap contracts	(344,805)	—
Net gain (loss) on investments	341,041	2,623,465
Net increase (decrease) in net assets resulting from operations	$151,170	$2,729,092

See Notes to Financial Statements	29

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
	GLOBAL ALLOCATION FUND		LONG SHORT FUND
	Year Ended October 31, 2012	Period from December 29, 2010 (Commencement of Operations) to October 31, 2011	Period from December 29, 2011 (Commencement of Operations) to October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(189,871)	$(47,618)	$105,627
Net realized gain (loss) on investments	530,075	(117,767)	659,165
Change in net unrealized appreciation (depreciation) of investments	(189,034)	334,205	1,964,300
Net increase (decrease) in net assets resulting from operations	151,170	168,820	2,729,092
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(126,485)	—	—
Class A	(3,706)	—	—
Class C	(1,337)	—	—
Net realized gain on investments:
Institutional Class	(426,028)	—	—
Class A	(13,551)	—	—
Class C	(5,721)	—	—
Total distributions to shareholders	(576,828)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	15,325,607	6,250,167	92,669,640
Class A	9,666,922	152,213	26,973,514
Class C	2,100,306	45,552	3,294,397
Proceeds from reinvestment of dividends and distributions:
Institutional Class	552,345	—	—
Class A	17,256	—	—
Class C	7,058	—	—
Payments for shares redeemed:
Institutional Class	(12,348,482)	(605,034)	(2,540,314)
Class A	(6,391,944)	(18,512)	(161,483)
Class C	(9,541)	—	—
Net increase (decrease) from Fund share transactions	8,919,527	5,824,386	120,235,754
Net Increase (Decrease) in Net Assets	8,493,869	5,993,206	122,964,846
Net Assets:
Beginning of year	5,993,206	—	—
End of year	$14,487,075	$5,993,206	$122,964,846
Undistributed net investment income (loss) at end of year	$307,037	$(129,910)	$106,349

See Notes to Financial Statements	30

Notes to Financial Statements Alternative Funds
Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Alternative Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”). Each Fund is a separate operating series of the Trust and is non-diversified. Global Allocation had no operations until December 29, 2010, other than matters relating to its organization and registration of shares under the 1933 Act. Long Short had no operations until December 29, 2011, other than matters relating to its organization and registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds’ Schedule of Investments.

3
Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Long Short, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of Global Allocation to continue to, and the intention of Long Short to, qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. As of October 31, 2012, the Funds did not have any unrecognized tax positions.

31

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: accounting for passive foreign investment companies gains and losses, §988 reclass on closed futures, foreign currency gains and losses, non-deductible Rule 12b-1 fees, the characterization of distributions from real estate investment trusts (“REITs”), short sale dividend expense reclass and income recognized on total return swaps. These reclassifications had no effect on net income, net asset value (“NAV”) or NAV per share of each Fund. For the year ended October 31, 2012, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Global Allocation	$(1)	$758,346	$(758,345)
Long Short	(349)	722	(373)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

	Distributions Paid From:
	Ordinary Income				Tax-Exempt Income				Long-Term Capital Gain				Return of Capital				Total
	2012		2011		2012		2011		2012		2011		2012		2011		2012		2011
Global Allocation	$561,328		$—	(1)	$—		$—	(1)	$15,500		$—	(1)	$—		$—	(1)	$576,828		$—	(1)
Long Short	—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—

(1)	Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

(2)	Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Global Allocation	$231,894	$—	$69,076	$(634,843)	$77,130	$(256,743)
Long Short	1,014,039	—	1,761,252	—	(45,850)	2,729,441

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, organization expenses, passive foreign investment companies, forward contracts mark to market, mark to market on certain futures contract transactions, mark to market on certain swap contract transactions, short sales settlement date loss deferral, current year straddle losses deferred and accrued swap income not recognized on total return swaps.

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) became effective for Global Allocation on November 1, 2011 and for Long Short on December 29, 2011 (Commencement of Operations). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to

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carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. As determined at October 31, 2012, Global Allocation had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Global Allocation	$—	$634,843

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8	Organization expenses: Costs incurred by Long Short in connection with its organization, which amounted to $83,955, have been expensed as incurred.

9
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11
Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the “Deposit with brokers for short sales” on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the lender) and,

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for Global Allocation, the amount of any securities lending cash collateral used to finance short sales until the Fund replaces a borrowed security. The Funds are contractually responsible to the lender for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Funds. As of October 31, 2012, Global Allocation had pledged cash in the amount of $3,581,558 to State Street Bank and Trust Company (“State Street”), as collateral for short sales, in addition to cash collateral received from securities lending activities for the Fund. In addition, State Street has a perfected security interest in these Global Allocation assets. At October 31, 2012, Long Short had pledged securities in the amount of $10,590,065 to cover collateral requirements for borrowing in connection with securities sold short.

12
Security lending: Each Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees disclosed within the Statements of Operations under the caption, “Income from securities loaned-net” are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended October 31, 2012, Global Allocation received net income under the securities lending arrangement of $516. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of October 31, 2012, approximately 100% of the cash collateral received by Global Allocation was used to finance short sales.

As of October 31, 2012, Global Allocation had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Value of Loaned Securities	Value of Collateral
Global Allocation	$129,711	$132,384

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Investment company securities and exchange-traded funds: The Funds invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

14
Derivative instruments: During the year ended October 31, 2012, the Funds’ use of derivatives, as described below for each Fund, was limited to total return swaps, financial futures contracts, forward foreign currency contracts, written option transactions and purchased option transactions. The Funds have adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Total return swap contracts: During the year ended October 31, 2012, Global Allocation used total return swaps to provide investment exposure to the benchmark indices. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

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At October 31, 2012, the outstanding total return swap contracts for Global Allocation were as follows:

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund	Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan	$9,018,736	January 5, 2013	.808%(2)	J.P. Morgan Global Government Bond Total Return Index Unhedged	$(4,659)	$(46,491)	$(51,150)
J.P. Morgan	14,167,703	January 15, 2013	.154%(3)	MSCI Daily Total Return Net World Index	(1,030)	(32,852)	(33,882)
Totals					$(5,689)	$(79,343)	$(85,032)

(1)	The notional amount at period end is indicative of the volume throughout the period.

(2)	1 month LIBOR plus .59% at October 5, 2012.

(3)	1 month LIBOR minus .06% at October 11, 2012.

Financial futures contracts: During the year ended October 31, 2012, Global Allocation entered into financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions, including adjusting the investment exposures provided by the Fund’s total return swaps, described above, to the benchmark indices. In addition, Global Allocation utilized financial futures contracts to provide investment exposure to certain indices and markets other than the benchmark indices. During the period ended October 31, 2012, Long Short entered into financial futures contracts on the broader market index and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as “initial margin,” which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as “variation margin,” to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this “mark to market,” are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund’s losses on transactions involving

35

futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s taxable income.

At October 31, 2012, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Global Allocation	November 2012	4 Hang Seng Index Future	Long	$(4,052)
Global Allocation	December 2012	6 Australian Dollar	Long	(1,530)
Global Allocation	December 2012	11 Canadian Dollar	Long	(24,820)
Global Allocation	December 2012	1 CHF Dollar	Long	550
Global Allocation	December 2012	6 Euro STOXX 50 Index	Long	(4,977)
Global Allocation	December 2012	3 FTSE 100 Index	Long	(4,314)
Global Allocation	December 2012	4 GBP Currency	Long	(423)
Global Allocation	December 2012	8 German Euro Bond	Long	622
Global Allocation	December 2012	10 Mini Japanese Government Bond, 10 Year	Long	3,883
Global Allocation	December 2012	27 S&P 500 E-Mini Index	Long	(34,898)
Global Allocation	December 2012	8 US Treasury Note, 10 Year	Long	2,563
Global Allocation	December 2012	8 UK Long Gilt Bond	Long	(13,633)
Global Allocation	December 2012	8 ASX SPI 200 Index	Short	(21,929)
Global Allocation	December 2012	2 Australian Dollar	Short	500
Global Allocation	December 2012	3 Australian TBond, 10 Year	Short	(1,980)
Global Allocation	December 2012	4 Canadian Currency	Short	9,200
Global Allocation	December 2012	11 Euro Currency	Short	(8,663)
Global Allocation	December 2012	24 Euro STOXX 50 Index	Short	19,598
Global Allocation	December 2012	6 FTSE 100 Index	Short	8,526
Global Allocation	December 2012	5 German Euro Bond	Short	(583)
Global Allocation	December 2012	8 GBP Currency	Short	(1,502)
Global Allocation	December 2012	8 Government of Canada Bond, 10 Year	Short	1,396
Global Allocation	December 2012	16 Japanese Yen	Short	62,700
Global Allocation	December 2012	6 Mini Japanese Government Bond, 10 Year	Short	(2,330)
Global Allocation	December 2012	45 S&P 500 E-Mini Index	Short	58,050
Global Allocation	December 2012	3 S&P TSE 60 Index	Short	(7,425)
Global Allocation	December 2012	10 Topix Index	Short	(19,285)
Global Allocation	December 2012	9 US Treasury Note, 10 Year	Short	(4,922)
Global Allocation	December 2012	1 UK Long Gilt Bond	Short	2,388
Total				$12,710
Long Short	December 2012	146 S&P 500 E-Mini Index	Short	$179,197

During the year ended October 31, 2012, the average notional value of financial futures contracts was:

	Long positions	Short positions
Global Allocation	$13,568,709	$(13,698,725)
Long Short	$535,458	$(4,217,495)

At October 31, 2012, the notional value of financial futures contracts was:

	Long positions	Short positions
Global Allocation	$11,066,649	$(17,375,703)
Long Short	—	$(10,269,640)

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At October 31, 2012, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Global Allocation	$828,920
Long Short	$279,210

Forward foreign currency contracts: During the year ended October 31, 2012, Global Allocation entered into forward foreign currency contracts (“forward contract”) to manage or adjust the risk profile and investment exposure of the Fund, including altering investment exposures to certain currencies provided by the Fund’s total return swaps, described above.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of a forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in “Net realized gain (loss) from forward foreign currency contracts” in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

At October 31, 2012, open forward contracts for Global Allocation were as follows:

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
Chilean Peso	Goldman Sachs	152,755,053 CLP	$321,319	11/15/12	$317,064	$(4,255)
Hungarian Forint	Goldman Sachs	2,710,622 HUF	12,138	11/15/12	12,382	244
Indonesian Rupiah	Goldman Sachs	2,762,562,614 IDR	287,707	11/14/12	287,178	(529)
Mexican Peso	Goldman Sachs	86,063 MXN	6,669	11/15/12	6,566	(103)
Polish Zloty	Goldman Sachs	538,397 PLN	168,863	11/15/12	168,432	(431)
New Taiwan Dollar	Goldman Sachs	4,030,284 TWD	137,651	11/15/12	137,959	308
Total						$(4,766)
Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
Brazilian Real	Goldman Sachs	290,734 BRL	$142,853	11/14/12	$142,966	$(113)
Czech Koruna	Goldman Sachs	4,974,792 CZK	256,629	11/15/12	257,024	(395)
South Korean Won	Goldman Sachs	172,217,867 KRW	153,924	11/15/12	157,796	(3,872)
Singapore Dollar	Goldman Sachs	129,881 SGD	105,373	11/15/12	106,476	(1,103)
South African Rand	Goldman Sachs	2,339,398 ZAR	275,836	11/15/12	269,303	6,533
Total						$1,050

For the year ended October 31, 2012, Global Allocation’s investment in forward contracts had an average value of $1,859,482.

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Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for Long Short for the year ended October 31, 2012. Written option transactions for Long Short for the year ended October 31, 2012 were:

Long Short
	Number	Value When Written
Contracts outstanding 12/29/2011	—	$—
Contracts written	1,213	147,710
Contracts expired	(371)	(44,525)
Contracts exercised	(367)	(42,080)
Contracts closed	(475)	(61,105)
Contracts outstanding 10/31/2012	—	$—

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund’s loss is limited to the amount of the option premium paid.

Purchased option transactions were used either for hedging purposes or in an attempt to generate incremental returns for Long Short for the year ended October 31, 2012. Purchased option transactions for Long Short for the year ended October 31, 2012 were:

Long Short
	Number	Value When Purchased
Contracts outstanding 12/29/2011	—	$—
Contracts purchased	1,290	283,455
Contracts expired	(1,025)	(240,305)
Contracts exercised	(20)	(1,400)
Contracts closed	(145)	(20,100)
Contracts outstanding 10/31/2012	100	$21,650

For the year ended October 31, 2012, Long Short had an average market value of $32,862 and $29,743 in purchased options and written options, respectively.

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At October 31, 2012, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

	Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Futures contracts	Receivable/Payable for variation margin(2)	$10,852	$72,950	$86,174	$169,976
Forward contracts	Receivable for open forward foreign currency contracts	—	7,085	—	7,085
Total Value—Assets		$10,852	$80,035	$86,174	$177,061

Long Short

Futures contracts	Receivable/Payable for variation margin(2)	$—	$—	$179,197	$179,197
Purchased Options	Investments in securities, at value	—	—	24,550	24,550
Total Value—Assets		$—	$—	$203,747	$203,747
	Liability Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Total return swaps, at value(1)	$—	$—	$(85,032)	$(85,032)
Futures contracts	Receivable/Payable for variation margin(2)	(23,449)	(36,937)	(96,880)	(157,266)
Forward contracts	Payable for open forward foreign currency contracts	—	(10,801)	—	(10,801)
Total Value—Liabilities		$(23,449)	$(47,738)	$(181,912)	$(253,099)

(1)
“Swap contracts” reflects the appreciation (depreciation) of the total return swap contracts plus accrued interest as of October 31, 2012, which is reflected in the Statements of Assets and Liabilities under the caption “Total return swaps, at value.”

(2)
“Futures contracts” reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2012, which is reflected in the Statements of Assets and Liabilities under the caption “Net unrealized appreciation (depreciation) in value of investments.” The outstanding variation margin as of October 31, 2012, if any, is reflected in the Statements of Assets and Liabilities under the caption “Receivable/Payable for variation margin.”

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The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2012, was as follows:
Realized Gain (Loss)
Derivative Type Global Allocation	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total

Swap contracts	Net realized gain (loss) on: total return swap contracts	$—	$—	1,176,178	1,176,178
Futures contracts	Net realized gain (loss) on: financial futures contracts	62,478	(429,970)	(479,224)	(846,716)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(76,303)	—	(76,303)
Total Realized Gain (Loss)		$62,478	$(506,273)	$696,954	$253,159
Long Short
Futures contracts	Net realized gain (loss) on: financial futures contracts	$10,617	$—	$(205,283)	$(194,666)
Option contracts written	Net realized gain (loss) on: options written	—	—	47,780	47,780
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(229,893)	(229,893)
Total Realized Gain (Loss)		$10,617	$—	$(387,396)	$(376,779)
Change in Appreciation (Depreciation)
Derivative Type Global Allocation	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total

Swap contracts	Change in net unrealized appreciation (depreciation) in value of: total return swap contracts	$—	$—	$(344,805)	$(344,805)
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	(26,554)	133,493	(65,702)	41,237
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	4,712	—	4,712
Total Change in Appreciation (Depreciation)		$(26,554)	$138,205	$(410,507)	$(298,856)

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Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Long Short
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$—	$—	$179,197	$179,197
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	2,900	2,900
Total Change in Appreciation (Depreciation)		$—	$—	$182,097	$182,097

15
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16
Expense offset arrangement: Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2012, the impact of this arrangement was a reduction of expenses of $9 and $76 for Global Allocation and Long Short, respectively.

17	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Global Allocation pays Management a fee at the annual rate of 0.900% of the first $1 billion of the Fund’s average daily net assets, 0.875% of the next $1 billion and 0.850% of average daily net assets in excess of $2 billion. Long Short pays Management a fee at the annual rate of 1.200% of the first $250 million of the Fund’s average daily net assets, 1.175% of the next $250 million, 1.150% of the next $250 million, 1.125% of the next $250 million, 1.100% of the next $500 million, 1.075% of the next $2.5 billion, and 1.050% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2012, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.90% and 1.20% of Global Allocation’s and Long Short’s average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund’s Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and each Fund’s Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of each Fund so that the total annual operating expenses of those classes do not

41

exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund’s direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, and, as of June 22, 2011 for Global Allocation and as of the commencement of operations for Long Short, exclude dividend expense relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’ annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2012, there was no reimbursement to Management under this agreement.

At October 31, 2012, contingent liabilities to Management under the contractual expense limitation were as follows:

			Expenses Reimbursed In Fiscal Period Ending, October 31,
			2011		2012
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2014		2015
Global Allocation Institutional Class	1.20%	10/31/15	$894,111	(2)	$342,304
Global Allocation Class A	1.56%	10/31/15	11,162	(2)	125,936
Global Allocation Class C	2.31%	10/31/15	6,919	(2)	19,134
Long Short Institutional Class	1.70%	10/31/14	—		269,112	(3)
Long Short Class A	2.06%	10/31/14	—		43,517	(3)
Long Short Class C	2.81%	10/31/14	—		11,051	(3)

(1)	Expense limitation per annum of the respective class’ average daily net assets.

(2)	Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

(3)	Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

Neuberger Berman Fixed Income LLC (“NBFI”), as the sub-adviser to Global Allocation, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Neuberger Berman LLC (“Neuberger”), as the sub-adviser to Long Short, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger and/or Management.

Management, NBFI and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ((“NBG”) and together with its consolidated subsidiaries (“NB Group”)). NBSH Acquisition, LLC (“NBSH”), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG’s common units, and Lehman Brothers Holdings Inc. (“LBHI”) and certain of its subsidiaries (collectively the “LBHI Parties”) own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the “Redemption Agreement Option”) to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG’s aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

42

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a “Plan”, collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management’s activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A’s and 1.00% of Class C’s average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge (“CDSC”), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2012, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Global Allocation Class A	$5,588	$—	$—	$—
Global Allocation Class C	—	86	—	—
Long Short Class A	—	—	—	—
Long Short Class C	—	—	—	—

Note C—Securities Transactions:

During the year ended October 31, 2012, there were purchase and sale transactions of long-term securities (excluding total return swaps, financial futures contracts, forward foreign currency contracts and option contracts) as follows:

	Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
Global Allocation	$20,049,016	$18,309,033	$18,201,378	$16,428,527
Long Short	112,177,397	15,017,912	17,422,024	4,026,108

During the year ended October 31, 2012, no brokerage commissions on securities transactions were paid to affiliated brokers.

43

Note D—Fund Share Transactions:

Share activity for the year ended October 31, 2012 and for the period ended October 31, 2011 was as follows:

	For the Year Ended October 31, 2012					For the Period Ended October 31, 2011
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total		Shares Sold	Shares Redeemed	Total
Global Allocation
Institutional Class	1,526,708	58,760	(1,285,156)	300,312		623,290	(58,999)	564,291	(1)
Class A	962,595	1,841	(643,796)	320,640		14,712	(1,760)	12,952	(1)
Class C	209,308	756	(939)	209,125		4,478	—	4,478	(1)
Long Short
Institutional Class	8,577,855	—	(231,938)	8,345,917	(2)	—	—	—
Class A	2,458,443	—	(14,658)	2,443,785	(2)	—	—	—
Class C	305,335	—	—	305,335	(2)	—	—	—

(1)	Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

(2)	Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

Note E—Line of Credit:

At October 31, 2012, each Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2012. During the year ended October 31, 2012, none of the Funds utilized this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

44

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Return††
Global Allocation Fund
Institutional Class
10/31/2012	$10.30	$(0.12)	$1.02	$0.90	$(0.21)	$(0.69)	$(0.90)	$10.30	9.60%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.08)	$0.38	$0.30	$ —	$ —	$ —	$10.30	3.00	%**
Class A
10/31/2012	$10.27	$(0.15)	$1.01	$0.86	$(0.19)	$(0.69)	$(0.88)	$10.25	9.24%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.14)	$0.41	$0.27	$ —	$ —	$ —	$10.27	2.70	%**
Class C
10/31/2012	$10.21	$(0.23)	$1.00	$0.77	$(0.16)	$(0.69)	$(0.85)	$10.13	8.34%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.18)	$0.39	$0.21	$ —	$ —	$ —	$10.21	2.10	%**
Long Short Fund
Institutional Class
Period from 12/29/2011^ to 10/31/2012	$10.00	$ 0.04	$1.05	$1.09	$ —	$ —	$ —	$11.09	10.90	%**
Class A
Period from 12/29/2011^ to 10/31/2012	$10.00	$ 0.00	$1.06	$1.06	$ —	$ —	$ —	$11.06	10.60	%**
Class C
Period from 12/29/2011^ to 10/31/2012	$10.00	$(0.06)	$1.05	$0.99	$ —	$ —	$ —	$10.99	9.90	%**

See Notes to Financial Highlights	45

	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
10/31/2012	$8.9	5.01%		4.55%		1.68%		1.22%		(1.19%)		446%		423%
Period from 12/29/2010^ to 10/31/2011	$5.8	18.45	%‡*	18.31	%‡*^^	1.36	%‡*	1.21	%‡*^^	(.95	%)‡*	268	%**	216	%**
Class A
10/31/2012	$3.4	5.41%		4.93%		2.07%		1.59%		(1.48%)		446%		423%
Period from 12/29/2010^ to 10/31/2011	$0.1	22.01	%‡*	21.63	%‡*^^	1.96	%‡*	1.58	%‡*^^	(1.64	%)‡*	268	%**	216	%**
Class C
10/31/2012	$2.2	6.47%		6.03%		2.78%		2.34%		(2.26%)		446%		423%
Period from 12/29/2010^ to 10/31/2011	$0.0	25.07	%‡*	24.87	%‡*^^	2.52	%‡*	2.33	%‡*^^	(2.12	%)‡*	268	%**	216	%**
Long Short Fund
Institutional Class
Period from 12/29/2011^ to 10/31/2012	$92.6	2.78	%‡*	2.65	%‡*	1.83	%‡*	1.70	%‡*	.40	%‡*	93	%**	56	%**
Class A
Period from 12/29/2011^ to 10/31/2012	$27.0	3.21	%‡*	3.11	%‡*	2.17	%‡*	2.06	%‡*	.05	%‡*	93	%**	56	%**
Class C
Period from 12/29/2011^ to 10/31/2012	$3.4	4.34	%‡*	4.20	%‡*	2.95	%‡*	2.81	%‡*	(.69	%)‡*	93	%**	56	%**

Notes to Financial Highlights

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses.

^	The date investment operations commenced.

‡	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@	Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

^^
As of June 22, 2011, Global Allocation’s Institutional Class, Class A and Class C contractual expense limitations exclude dividend expense relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations (See Note B of Notes to Financial Statements).

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds
and Shareholders of Neuberger Berman Global Allocation Fund

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Global Allocation Fund, one of the series constituting the Neuberger Berman Alternative Funds (the “Fund”), including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Global Allocation Fund, a series of Neuberger Berman Alternative Funds, as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds
and Shareholders of Neuberger Berman Long Short Fund

We have audited the accompanying statement of assets and liabilities of the Neuberger Berman Long Short Fund, a series of the Neuberger Berman Alternative Funds (the “Trust”), including the schedule of investments, as of October 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 29, 2011 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Long Short Fund, as of October 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 29, 2011 (commencement of operations) to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 19, 2012

Directory

Investment Manager, Administrator and Distributor	For Institutional Class Shareholders
Neuberger Berman Management LLC	Address correspondence to:
605 Third Avenue, 2nd Floor	Neuberger Berman Management LLC
New York, NY 10158-0180	605 Third Avenue, Mail Drop 2-7
800.877.9700 or 212.476.8800	New York, NY 10158-0180
Intermediary Support Services 800.366.6264	Attn: Intermediary Support Services
800.366.6264
Sub-Advisers
Neuberger Berman Fixed Income LLC	For Class A and Class C Shareholders:
190 South LaSalle Street	Please contact your investment provider
Chicago, IL 60603	Legal Counsel
Neuberger Berman LLC	K&L Gates LLP
605 Third Avenue	1601 K Street, NW
New York, NY 10158-3698	Washington, DC 20006

Custodian and Shareholder Servicing Agent	Independent Registered Public Accounting Firms
State Street Bank and Trust Company	Ernst & Young LLP
2 Avenue de Lafayette	200 Clarendon Street
Boston, MA 02111	Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers
The following tables set forth information concerning the trustees (“Trustees”) and officers (“Officers”) of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and Neuberger. Each Fund’s Statement of Additional Information includes additional information about the Trustees as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee
Independent Fund Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee

Jack L. Rivkin (1940)	Trustee since inception; President from inception to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee

Fund Trustees who are “Interested Persons”

Joseph V. Amato* (1962)	Trustee since 2009
President and Director, NBG, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex	Other Directorships Held Outside Fund Complex by Fund Trustee(3) Overseen by Fund Trustee

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 2008; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since inception
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since inception (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since inception
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since inception
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders

In early 2013 you will receive information to be used in filing your 2012 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2012. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2012, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual’s tax bracket. Complete information regarding each Fund’s distributions during calendar year 2012 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Global Allocation	$76,036
Long Short	282,030

Global Allocation designates $15,500 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Alternative Funds (“Board”), including the Trustees who are not “interested persons” of Neuberger Berman Management LLC (“Management”) (including its affiliates) or Neuberger Berman Alternative Funds (“Independent Fund Trustees”), approved continuance of the Management and Sub-Advisory Agreements (“Agreements”) for Neuberger Berman Global Allocation Fund (the “Fund”).

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board to ensure that Management and Neuberger Berman Fixed Income LLC (“NBFI”) have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. One of those meetings was devoted primarily to evaluating Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and depth of the portfolio management staff of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management’s and NBFI’s policies and practices regarding brokerage and allocation of portfolio transactions by Management. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant reported compliance problems. Because this Fund makes significant use of investment techniques that are not widely used by other funds in the NB fund family, the Board, prior to initially approving the Fund, received additional reports from Management regarding Management’s programs for compliance and oversight of investment and operational risk, as well as other elements of the operational infrastructure. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of the Fund relative to its benchmark and the average performance of its peer group of investment companies pursuing broadly similar strategies. The Board also reviewed during the period performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered prior to the Fund’s inception the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. When the Board first approved the Fund, it also compared the fees charged to the Fund to the fees charged to a separate account managed by a Management affiliate with similar investment objectives, policies and strategies as the Fund. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such separate accounts and determined that the differences in fees were consistent with the management and other services provided.

In addition, the Board considered the contractual limits on the Fund’s expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund during the review period. The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund and whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints. The Board noted that the Fund’s current small size makes it difficult to evaluate the prospect for economies of scale and whether any such breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s loss on the Fund for a recent period. The Board also carefully examined Management’s cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management’s level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

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Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158–0180 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

L0265 12/12

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 4, 2012).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation and Neuberger Berman Risk Balanced Commodity Strategy Fund.  Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation and Neuberger Berman Risk Balanced Commodity Strategy Fund commenced operations on May 15, 2012, December 29, 2010, and August 27, 2012, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Long Short Fund.  Neuberger Berman Long Short Fund commenced operations on December 29, 2011.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $53,000 and $149,500 for the fiscal years ended 2011 and 2012, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $25,000 for the fiscal period ended 2012.

 (b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively. The Audit Committee approved 0% and $0 of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal period ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal period ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 for the fiscal period ended 2012. The Audit Committee approved $0 of these services provided by Tait Weller for the fiscal period ended 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2012.  The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal period ended 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $11,500 and $38,600 for the fiscal years ended 2011 and 2012, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial

reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.   The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $4,000 for the fiscal period ended 2012. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal period ended 2012, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2012. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal period ended 2012, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for the fiscal period ended 2012.  The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal period ended 2012, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2012.  The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2012, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $11,500 and $38,600 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $4,000 for the fiscal period ended 2012.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 for the fiscal period ended 2012.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed May 4, 2012).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ALTERNATIVE FUNDS

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 4, 2013

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 4, 2013